Securities and Exchange Commission
450 5 Street, N.W.
Washington, DC  20549


RE:  Midland National Life Separate Account A
     File Number 333-80975


Commissioners:

Enclosed for filing is a complete copy, including exhibits, of Post-Effective Amendment Number 1 to the above referenced Form
S-6 Registration Statement.

This amendment is being filed pursuant to paragraph (b) Rule 485, and pursuant to subparagraph (b) (4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill and Brennan at 202-383-0126.

Sincerely,



Paul M. Phalen, CLU, FLMI
Assistant Vice-President
Variable Services

VSLCVR.txt

Registration No. 333-80975
                                             POST-EFFECTIVE AMENDMENT NO. 1

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM S-6
                              --------

              FOR REGISTRATION UNDER THE SECURITIES ACT
              OF 1933 OF SECURITIES OF UNIT INVESTMENT
                  TRUSTS REGISTERED ON FORM N-8B-2

              MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A
              ________________________________________
                         (Exact Name of Trust)

               MIDLAND NATIONAL LIFE INSURANCE COMPANY
                          (Name of Depositor)
                           One Midland Plaza
                         Sioux Falls, SD 57193
               (Address of Principal Executive Office)
                       _________________________
    Jack L. Briggs, Vice President, Secretary and General Counsel
               Midland National Life Insurance Company
                          One Midland Plaza
                        Sioux Falls, SD 57193

          (Name and Address of Agent for Service of Process)

                               Copy to:

                         Frederick R. Bellamy
                     Sutherland Asbill& Brennan  L L P
                    1275 Pennsylvania Avenue, N.W.
                     Washington, D.C. 20004-2404

              Variable Survivorship Life Life Insurance Policies

                  (Title of Securities being offered)

It is proposed that this filing will become effective (check appropriate line):
        ___  immediately upon filing pursuant to paragraph (b)
        _x_  on April 28, 2000 pursuant to paragraph (b)
        ___  60 days after filing pursuant to paragraph (a) (i)
        ___  on ____________ pursuant to paragraph (a) (i) of Rule 485

    If appropriate, check the following line:
        ___ the Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

    ----------------------------------------------------------------------


S6VSL.TXT

VARIABLE SURVIVORSHIP LIFE

Issued By:
Midland National Life    Insurance Company (An Iowa
Corporation)

7755 Office Plaza Drive North, Suite 105  West Des
Moines, IA 50266 One Midland Plaza  Sioux Falls, SD
57193      (605) 335-5700

Variable Survivorship Life is a last survivor variable life insurance policy issued by Midland
National Life Insurance Company.

Variable Survivorship Life:

 provides insurance coverage with flexibility in death benefits and premiums;
 pays a death benefit if both of the two insureds die while the contract is still in force;
 can provide substantial cash value build-up on a tax-deferred basis. However, there is no guaranteed cash value for amounts you allocate to the Investment Divisions. You bear the risk of poor investment performance for those amounts.
 lets you borrow against your contract, withdraw part of the net cash surrender value, or completely surrender your contract. Loans and withdrawals affect the cash value, and may affect the death benefit.

After the first premium, you may decide how much your premiums will be and how often you wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.
Depending on the amount of premiums paid, this may or may not be a Modified Endowment contract. If it is a Modified Endowment contract, then loans and withdrawals may have negative tax consequences.
You have a limited right to examine your contract and return it to us for a refund.

You may allocate your cash value to our General
Account or up to ten investment divisions. Each division invests in a specified mutual fund portfolio.

You can choose among the following twenty five investment divisions:


 VIP Money Market Portfolio
 VIP High Income Portfolio
 VIP Equity-Income Portfolio
 VIP Growth Portfolio
 VIP Overseas Portfolio
 VIP II Asset Manager Portfolio
 VIP II Investment Grade Bond Portfolio
 VIP II Contrafund Portfolio
 VIP II Asset Manager: Growth Portfolio
 VIP II Index 500 Portfolio
 VIP III Growth & Income Portfolio
 VIP III Balanced Portfolio
 VIP III Growth Opportunities Portfolio
 American Century VP Capital Appreciation
Portfolio
 American Century VP Value Portfolio
 American Century VP Balanced Portfolio
 American Century VP International Portfolio
 American Century VP Income & Growth
   Portfolio
 MFS VIT Emerging Growth    Series
 MFS VIT Research    Series
 MFS VIT Growth with Income    Series
 MFS VIT New Discovery    Series
 Lord Abbett    Series Fund, Inc.     Growth
   and     &
Income    Portfolio     (hereinafter referred to as
Lord
Abbett VC Growth and Income    Portfolio    )
 Lord Abbett    Series Fund, Inc.      Mid-Cap Value
   Portfolio     (hereinafter referred to as Lord
Abbett VC
Mid-Cap Value    Portfolio    )
 Lord Abbett    Series Fund, Inc.     International
   Portfolio     (hereinafter referred to as Lord
Abbett VC
International    Portfolio    )

Your cash value in the investment divisions will increase or decrease based on investment performance.

You bear this risk.     The U.S. Government does
not        No
One     insure   s     or guarantee   s     any of
these investments.
Separate prospectuses describe the investment objectives, policies and risks of the portfolios.
The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus:    October 29, 1999     May 1, 2000.


Table of Contents


PART 1: SUMMARY	5
FEATURES OF VARIABLE SURVIVORSHIP LIFE	5
Death Benefit Options	5
Contract Changes	5
Flexible Premium Payments	5
Additional Benefits	5
INVESTMENT CHOICES	6
YOUR CASH VALUE	6
Transfers	6
Policy Loans	6
Withdrawing Money	7
Surrendering Your Contract	7
DEDUCTIONS AND CHARGES	7
Deductions From Your Premiums	7
Deductions From Your Cash Value	7
Surrender Charges	7
Portfolio Expenses	8
ADDITIONAL INFORMATION ABOUT THE
CONTRACTS	10
Your Right To Examine This Contract	10
Your Contract Can Lapse	10
Tax Effects of Variable Survivorship Life	11
Illustrations	11
PART 2: DETAILED INFORMATION ABOUT
VARIABLE SURVIVORSHIP LIFE	11
INSURANCE FEATURES	11
How the Contracts Differ From Whole Life Insurance
	11
Application for Insurance	12
Death Benefit	12
Maturity Benefit	14
Changes In Variable Survivorship Life	15
Changing The Face Amount of Insurance	15
Changing Your Death Benefit Option	15
When Contract Changes Go Into Effect	16
Flexible Premium Payments	16
Allocation of Premiums	17
Additional Benefits	17
Policy Split Option	17
   Extended Maturity Option	15
SEPARATE ACCOUNT INVESTMENT CHOICES	18
Our Separate Account And Its Investment Divisions
	18
The Funds	18
Investment Policies Of The Portfolios	18
USING YOUR CASH VALUE	21
The Cash Value	21
Amounts In Our Separate Account	21
How We Determine The Accumulation Unit Value	21
Cash Value Transactions	22
Transfers Of Cash Value	22
Dollar Cost Averaging	22
   Portfolio Rebalancing    	20
Contract Loans	23
Withdrawing Money From Your  Cash Value	24
Surrendering Your Contract	24
THE GENERAL ACCOUNT	25
DEDUCTIONS AND CHARGES	25
Deductions From Your Premiums	25
Deductions From Your Cash Value	26
Charges Against The Separate Account	26
Transaction Charges	27
How Cash Value Charges Are Allocated	27
Surrender Charges	27
Charges In The Funds	28
ADDITIONAL INFORMATION ABOUT THE
CONTRACTS	29
Your Right To Examine The Contract	29
Your Contract Can Lapse	30
You May Reinstate Your Contract	30
Contract Periods And Anniversaries	30
Maturity Date	30
We Own The Assets Of Our Separate Account	31
Changing the Separate Account	31
Limits On Our Right To Challenge The Contract	31
Your Payment Options	32
Your Beneficiary	33
Assigning Your Contract	33
When We Pay Proceeds From This Contract	33
TAX EFFECTS	33
Tax Status of the Policy	33
Tax Treatment of Policy Benefits - In General	34
Tax Treatment of Distributions - Modified Endowment
Contracts	34
Tax Treatment of Distributions - Contracts That Are
Not Modified Endowment Contracts	35
Investment in the Contract	35
Loans	35
Multiple Policies	35
Tax Treatment of Policy Split Option	35
Other Policy Owner Tax Matters	35
Possible Tax Law Changes	36
Possible Charge for Midland's Taxes	36
Other Tax Considerations	36
PART 3: ADDITIONAL INFORMATION	36
MIDLAND NATIONAL LIFE INSURANCE
COMPANY	36
YOUR VOTING RIGHTS AS AN OWNER	37
OUR REPORTS TO CONTRACT OWNERS	37
DIVIDENDS	38
MIDLAND'S SALES AND OTHER AGREEMENTS	38
REGULATION	38
YEAR 2000	38
DISCOUNT FOR    MIDLAND     EMPLOYEES OF
SAMMONS ENTERPRISES, INC.	39
LEGAL MATTERS	39
FINANCIAL	39
ADDITIONAL INFORMATION	39
MANAGEMENT OF MIDLAND	40
ILLUSTRATIONS	43
DEFINITIONS	48
PERFORMANCE	50
APPENDIX A	47
FINANCIAL STATEMENTS	49




This prospectus generally describes only the variable portion of the Contract, except where the General Account is specifically mentioned.

Buying this contract might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance contract.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds


   PART 1: SUMMARY

In this prospectus "We", "Our", and "Us" mean
Midland National Life Insurance Company.

"You" and "Your" mean the owner of the contract. We
refer to the two persons who are covered by the
contract as the "Insureds" or "Insured Person
   (s)    ," because the owner    may        might
not be one of the insureds.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy.

The detailed information appearing later in this prospectus further explains the following summary.
This summary must be read along with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is in force and that there is no outstanding contract loan.

   FEATURES OF VARIABLE SURVIVORSHIP LIFE

Death Benefit Options

Variable Survivorship Life is life insurance on two insureds. If the contract is in force when the second of the two insureds dies, we will pay a death benefit.
No
benefit is paid when the first insured dies. You choose between two death benefit options:
 Option 1: death benefit equals the face amount
("Specified Amount") of the insurance contract.
This
is sometimes called a "level" death benefit.
 Option 2: death benefit equals the face amount plus the cash value. This is sometimes called a "variable" death benefit.

You also choose between two corridor percentages that might, in some circumstances, result in an even larger death benefit. See "Death Benefit" on page 12.
We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

Whether your contract lapses or remains in force can
depend on the amount of your cash value (less any
outstanding loans and surrender charges).  The cash
value, in turn, depends on the investment
performance of
the investment divisions you select    (and the
amount you
have in our General Account)    .  (The cash value
also
depends on the premiums you pay and the charges we deduct.) However, during the Minimum Premium
Period, you can keep your policy in force by paying a certain level of premiums.

The minimum face amount is $200,000.

Contract Changes

You may make limited changes to the death benefit option you have chosen. You may also increase or decrease the face amount of your contract, within limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount you want, within certain limits. We require an initial minimum premium based on the Equal Age.
(See Appendix A for how the Equal Age is determined.)
You choose a planned periodic premium. But payment of the planned premiums does not ensure that your contract will remain in force. Additional premiums may be required to keep your policy from lapsing.
You
need not pay premiums according to the planned schedule. However, you can ensure that your contract stays in force during the first 5 years (the Minimum
Premium Period) by paying premiums equal to the accumulated minimum premium amounts. See "Flexible
Premium Payments" on page 16.

Additional Benefits

You may choose to include additional benefits in the
contract by rider. These benefits may include:
 a death benefit guarantee to maturity
 additional survivor life insurance protection
during
the first four years
 insurance protection for one of the insureds
   We        Each month we     deduct any costs of
additional
benefits from your cash value    monthly.     See
"Additional
Benefits" on page 17.

INVESTMENT CHOICES

You may allocate your cash value to up to ten of the
following investment divisions:
1. Fidelity's Variable Insurance Products Fund (VIP)
Money Market Portfolio
2. Fidelity's Variable Insurance Products Fund (VIP)
High Income Portfolio
3. Fidelity's Variable Insurance Products Fund (VIP)
Equity-Income Portfolio
4. Fidelity's Variable Insurance Products Fund (VIP)
Growth Portfolio
5. Fidelity's Variable Insurance Products Fund (VIP)
Overseas Portfolio
6. Fidelity's Variable Insurance Products Fund II
(VIP
II) Asset Manager Portfolio
7. Fidelity's Variable Insurance Products Fund II
(VIP
II) Investment Grade Bond Portfolio
8. Fidelity's Variable Insurance Products Fund II
(VIP
II) Contrafund Portfolio
9. Fidelity's Variable Insurance Products Fund II
(VIP
II) Asset Manager: Growth Portfolio
10. Fidelity's Variable Insurance Products Fund II
(VIP
II) Index 500 Portfolio
11. Fidelity's Variable Insurance Products Fund III
(VIP
III) Growth & Income Portfolio
12. Fidelity's Variable Insurance Products Fund III
(VIP
III) Balanced Portfolio
13. Fidelity's Variable Insurance Products Fund III
(VIP
III) Growth Opportunities Portfolio
14. American Century VP Capital Appreciation
Portfolio
15. American Century VP Value Portfolio
16. American Century VP Balanced Portfolio
17. American Century VP International Portfolio
18. American Century VP Income & Growth
   Portfolio
19. MFS VIT Emerging Growth    Series
20. MFS VIT Research    Series
21. MFS VIT Growth with Income    Series
22. MFS VIT New Discovery    Series
23. Lord Abbett VC Growth    and        &     Income
   Portfolio
24. Lord Abbett VC Mid-Cap Value    Portfolio
25. Lord Abbett VC International    Portfolio

You bear the complete investment risk for all amounts allocated to any of these investment divisions.
   For more
information, see "The Funds" on page 18.

You may also allocate your cash value to our General
Account, where we guarantee the safety of principal
and
a minimum interest rate.     See the General Account
on page 21.

For more information, see "The Funds" on page 18.

YOUR CASH VALUE

Your cash value begins with your first premium payment. From your premium we deduct a sales charge, a premium tax, a federal tax and any service charges.
The balance of the premium is your beginning cash value.

Your cash value    changes daily     to reflects:
 the amount and frequency of premium payments, monthly deductions for the cost of insurance and expenses,
 the investment performance of your chosen investment divisions, interest earned on amounts allocated to the General
Account,
 loans, and
 partial withdrawals.

There is no guaranteed cash value for amounts allocated to the investment divisions.

See "The Cash Value" on page 21.

Transfers

You may transfer your cash value    among the
investment
divisions and     between the General Account and
the
various investment divisions. Transfers take effect when we receive your request. We require a minimum amount for each transfer, usually $200. Currently, we allow an unlimited number of transfers. We reserve the right to charge a $25 fee after the 12th transfer in a contract year. There are other limitations on transfers to and from the General Account. See "Transfers Of Cash Value" on page 22.

Policy Loans

You may borrow up to 92% of your cash surrender value
(the cash value less the surrender charge). Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200.
Contract
loan interest accrues daily at an annually adjusted rate.
See "Contract Loans" on page 23. Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 33.

Withdrawing Money

You may make a partial withdrawal from your cash value. The current minimum withdrawal amount is $200.
The maximum partial withdrawal you can make is 50% of the net cash surrender value. The net cash surrender value is the cash surrender value (your cash value minus any surrender charge) minus any outstanding loan and loan interest due. Withdrawals are subject to other requirements. If you make more than one withdrawal in a contract year, then we deduct a service charge (no more than $25). See "Withdrawing Money From Your
Cash Value" on page 24. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 33.

Surrendering Your Contract

You can surrender your contract for cash and then we will pay you the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply. See "Surrendering Your Contract" on page
24.

   DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a 2.25% sales charge from each premium
payment.  This charge partially reimburses us for
the
selling and distributing costs of this contract.  We
also
charge a 2.25%    state     premium tax on each
premium
payment and 1.50% for Federal taxes. We may decrease or increase these charges depending on our taxes, and we may vary the premium tax by state. If you elect to pay premiums by Civil Service Allotment, we also deduct a $.46 service charge from each premium payment. See "Deductions From Your Premiums" on page 25.

Deductions From Your Cash Value

   We deduct     certain amounts    are deducted
from your cash
value each month.

These are:
 a policy charge of $10.00 (currently, we plan to
reduce this charge to $5.00 after the 10th contract
year).
 an expense charge that is based upon    the
   each     insured
person's issue age, sex, risk class, and the amount
of
insurance under your contract
 a cost of insurance charge.  The amount of this
charge
is based on the insured persons' issue age, sex,
risk
class, the contract duration, and the amount of
insurance under your contract; and
 charges for additional benefits.
In addition, we deduct fees when you make:
 a partial withdrawal of net cash surrender value
more
than once in a contract year or
 more than twelve transfers a year between
investment
divisions. (We currently waive this charge).
See "Deductions From Your Cash Value" on page 26.
We also deduct a daily charge at an annual rate of
0.50%
of the assets in every investment division. This rate will decrease to 0.25% after the 10th contract year.
This
charge is for certain mortality and expense risks.

Surrender Charges

We deduct a surrender charge only if you surrender your contract for its net cash surrender value or let your contract lapse during the surrender charge period
(this
period is the earlier of 15 years or the attained
Equal
Age of 95). If you keep this contract in force for the surrender charge period, then you will not incur a surrender charge.

The surrender charge varies by the equal age
(Appendix
A describes how the equal age of a policy is
determined)
of the policy as determined at the time of issue.
The per
$1,000 surrender charge is highest in the first year
of
your policy and gradually decreases to $0.00 after
the
end of the surrender charge period (earlier of 15
years or
the attained equal age of 95).  The amount of the
surrender charge in the first year is, for example
$5.20
per $1,000 for equal age 33 but it is $49.00 per
$1,000
for equal age 85.  The maximum first year surrender
charge for all policies, per $1,000 of face amount,
occurs
at equal age 85.  The surrender charge at the time
of
surrender is determined by multiplying the surrender
charge listed in your    policy        contract
form, for the
appropriate    policy        contract     year,
times the appropriate
face amount of insurance and dividing by 1,000.  If
you
change your face amount of insurance after your
   policy
   contract     is issued, the face amount used in
the surrender
charge calculation is the highest face amount which exists during the life of your contract. See
"Surrender
Charges" on page 25 for samples of the per $1,000 charge for various equal ages.

Portfolio Expenses

Each investment division invests exclusively in a
corresponding mutual fund portfolio.  Each portfolio
pays an investment advisory fee, and may also incur
other operating expenses. The total expenses for
each portfolio (as a percentage of assets) for the year
ending December 31,    1998        1999     are shown in
the table below

   (except as otherwise noted)    .
                                     	   Total
                                    	   Expenses
                               	   (after expense
   Portfolio                            reimbursement)

   VIP Money Market        Portfolio (Initial
Class                                    .30%        .27%
   VIP High Income

   Portfolio (Initial Class


                                     	.70% .69%
   VIP Equity-Income(1) Portfolio (Initial Class
                                     	.58% .57%
   VIP Growth(1) Portfolio (Initial Class	.68% .66%
   VIP Overseas(1) Portfolio (Initial Class 	.91%

   VIP II Asset Manager(1) Portfolio
   (Initial Class	                         .64% .63%
   VIP II Investment Grade Bond
   Portfolio (Initial Class	             .57% .54%
   VIP II Contrafund(1) Portfolio (Initial Class
                                       	.70% .67%
   VIP II Asset Manager: Growth(1)
   Portfolio (Initial Class	            .73% .71%
   VIP II Index 500(1) (2) Portfolio (Initial Class
                                      	.35% .28%


   VIP III Growth & Income(1)
   Portfolio (Initial Class	            .61% .60%
   VIP III Balanced(1) Portfolio (Initial Class	.59% .57%
   VIP III Growth Opportunities(1)
   Portfolio (Initial Class                .71% .69%

   American Century VP Capital
   Appreciation Portfolio           	1.00%
   American Century VP Value Portfolio	1.00%
   American Century VP Balanced
   Portfolio                         	0.97% 0.90%
   American Century VP International
   Portfolio                            	1.47% 1.34%
   American Century VP Income
& Growth Portfolio                      	.70%

   MFS VIT Emerging Growth(3) (4) Series	.85% .84%
   MFS VIT Research(3) (4) Series	      .86%
   MFS VIT Growth with Income(3) (4) Series
                                      	.88%
   MFS VIT New Discovery(2) (3) (4) Series
                                      	1.17% 1.07%

   Lord Abbett VC Growth and & Income
   Portfolio	                        .51% .87%
   Lord Abbett VC Mid-Cap Value(4) (5)
   Portfolio		                  1.10%
   Lord Abbett VC International(4) (5)
   Portfolio                         	1.35%

   (1) This portfolio used a portion of its paid brokerage commissions to reduce its expenses. Certain portfolios used credits gained as a result of uninvested cash balances to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses would have been as follows:

   VIP Equity-Income Portfolio (Initial Class)
                                    	0.57% 0.56%
   VIP Growth Portfolio (Initial Class)	0.66% 0.65%
   VIP Overseas Portfolio (Initial Class)	0.89% 0.87%
   VIP II Asset Manager Portfolio (Initial Class)
                                    	0.63% 0.62%
   VIP II Index 500	                  0.28%
   VIP II Contrafund Portfolio (Initial Class)
                                       	0.66% 0.65%
   VIP II Asset Manager: Growth
   Portfolio (Initial Class)	            0.72% 0.70%
   VIP III Balanced Portfolio (Initial Class)
                                    	0.58% 0.55%

   VIP III Growth Opportunities
   Portfolio (Initial Class)	            0.70% 0.68%
   VIP III Growth & Income Portfolio (Initial Class)
                                    	0.60% 0.59%
    (2) MFS has agreed to bear expenses for this portfolio, such that the portfolio's other expenses shall not exceed 0.25%.
Without this
limitation, the other expenses and total expenses would be 4.32% and
5.22% for the MFS VIT New Discovery.
   (2) - Fidelity Management and Research agreed to reimburse a portion of the VIP II Index 500 expenses during 1999.
Without this
reimbursement, the VIP II Index 500 would have had total expenses of 0.34%.
   (3) MFS has agreed to bear expenses for this portfolio (subject to reimbursement by these portfolios) such that the portfolio's other expenses shall not exceed 0.25%. Without this limitation, the other expenses and total expenses would be:

                        	   Other	Total
                        	   Expenses	Expenses
   MFS VIT New Discovery	1.59%	2.49%

   (3) (4) Each of the MFS Series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The expenses shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. See "Charges In
The Funds" on
page 28. Includes these reductions, the total expenses would have been as follows:

   MFS VIT Emerging Growth Series		0.83%
   MFS VIT Research Series			0.85%
   MFS VIT Growth With Income Series	0.87%
   MFS VIT New Discovery Series		1.05%

   (4) The expense figures shown for these
portfolios are based on
estimated expenses for 1999 since the portfolios were not in existence during 1998.

    (5) Lord, Abbett & Co has agreed to reimburse a portion of the expenses for the VC Mid-Cap Value and VC
International Portfolios.
Without this reimbursement, the total expenses would have been
3.72% for the VC Mid-Cap Value and 5.22% for the VC
International Portfolios.

   (5) Lord, Abbett & Co. has entered into an expense reimbursement agreement with Lord Abbett VC Mid-Cap Value and Lord
Abbett VC
International under which Lord, Abbett & Co. will reimburse each portfolio if and to the extent such portfolios'
Other Expenses
(excluding management fees) exceed or would otherwise exceed .35%

   PORTFOLIO ANNUAL EXPENSES(1)

(as a percentage of Portfolio average net assets
after fee
waivers after expenses reimbursement but before any
reductions for custodian and transfer agent
expenses.)
			                        TOTAL
             	   MANAGEMENT OTHER	ANNUAL
                     FEES       EXPENSES	EXPENSES(2)
VIP Money Market
  Portfolio	             0.18%	0.09%	0.27%
VIP High Income
  Portfolio	             0.58%	0.11%	0.69%
VIP Equity-Income(3)
  Portfolio              0.48%	0.09%	0.57%
VIP Growth(3)
  Portfolio	             0.58%	0.08%	0.66%
VIP Overseas(3)
  Portfolio	             0.73%	0.18%	0.91%
VIP II Asset Manager(3)
  Portfolio 	       0.53%	0.10%	0.63%
VIP II Investment Grade Bond
  Portfolio	             0.43%	0.11%	0.54%
VIP II Contrafund(3)
   Portfolio            0.58%	      0.09%	0.67%
VIP II Asset Manager: Growth(3)
   Portfolio       	0.58%	      0.13%	0.71%
VIP II Index 500(4)
   Portfolio	      0.24%    	0.04%	0.28%
VIP III Growth & Income(3)
   Portfolio	      0.48% 	0.12%	0.60%
VIP III Balanced(3)
  Portfolio 	      0.43%	      0.14%	0.57%
VIP III Growth Opportunities(3)
  Portfolio	            0.58% 	0.11%	0.69%

American Century VP Capital Appreciation
  Portfolio	            1.00% 	0.00%	1.00%
American Century VP Value
  Portfolio           	1.00% 	0.00%	1.00%
American Century VP Balanced
  Portfolio	            0.90%	      0.00%	0.90%
American Century VP International
  Portfolio	            1.34% 	0.00%	1.34%

                               		      TOTAL
            	   MANAGEMENT	OTHER	      ANNUAL
	              FEES	      EXPENSES	EXPENSES(2)
American Century VP Income & Growth
  Portfolio	                   0.70%	0.00%	0.70%
MFS VIT Emerging Growth(5)
  Series	                   0.75%	0.09%	0.84%

MFS VIT Research(5)
  Series	                   0.75%	0.11%	0.86%
MFS VIT Growth with Income(5)
  Series	                   0.75%	0.13%	0.88%
MFS VIT New Discovery(5) (6)
  Series                       0.90%	0.17%	1.07%
Lord Abbett VC Growth & Income
  Portfolio                    0.50%	0.37%	0.87%
Lord Abbett VC Mid-Cap Value(7)
  Portfolio	                   0.75%	0.35%	1.10%
Lord Abbett VC International(7)
  Portfolio	                   1.00%	0.35%	1.35%

   (1) The fund data was provided by the funds or their managers.
Midland has not independently verified the accuracy of the Fund data.
   (2) The annual expenses shown are based on actual expenses for 1999.
The expenses shown for Fidelity's VIP, VIP II, and
VIP III Portfolios
are those applicable to the Initial Class.
   (3) A portion of the brokerage commissions the fund paid was used to reduce its expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses would have been as follows:

	   VIP Equity-Income Portfolio
	   0.56%
	   VIP Growth Portfolio    	   0.65%
	   VIP Overseas Portfolio    	   0.87%
	   VIP II Asset Manager Portfolio
	   0.62%
	   VIP II Contrafund Portfolio
	   0.65%
	   VIP II Asset Manager: Growth Portfolio
	   0.70%
	   VIP III Balanced Portfolio
	   0.55%
	   VIP III Growth Opportunities Portfolio
	   0.68%
	   VIP III Growth & Income Portfolio
	   0.59%

    (4) Fidelity Management and Research agreed to reimburse a portion of the VIP II Index 500 expenses during 1999.
Without this reimbursement, the other expenses and total expenses would have been:

                   	   Other    	   Total
                     	   Expenses    	   Expenses
   VIP II Index 500    	   0.10%     	   0.34%P

   (5) Each of the MFS Series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The expenses shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Including these reductions, the total expenses would have been as follows:

   MFS VIT Emerging Growth Series
                                	   0.83%
   MFS VIT Research Series    	   	0.85%
   MFS VIT Growth With Income Series
                               	   0.87%
   MFS VIT New Discovery Series
                               	   1.05%
   (6) MFS has agreed to bear expenses for this portfolio such that the portfolio's other expenses shall not exceed 0.15%.
Without this
limitation, the other expenses and total expenses would have been:

                       	   Other    	   Total
                    	   Expenses    	   Expenses
   MFS VIT New Discovery    	   1.59%    	   2.49%
   (7) Lord Abbett & Co has agreed to reimburse a portion of the expenses for the VC Mid-Cap Value and VC
International portfolios.
Without this reimbursement, the total expenses would have been
3.72% for the VC Mid-Cap Value and 5.22% for the VC
International Portfolios.

   ADDITIONAL INFORMATION ABOUT THE
CONTRACTS

Your Right To Examine This Contract

You have a right to examine and cancel the contract.
Your cancellation request must be postmarked by the latest of the following 3 dates:
  10 days after you receive your contract, 10 days after we mail you a notice of this right,
or
  45 days after you sign the contract application.

If you cancel your contract during this period, then we will return your cash value plus all of the charges we have deducted from premiums or from the investment divisions or the cash value. Expenses of the portfolios are not returned.

See "Your Right To Examine The Contract" on page 29.

Your Contract Can Lapse

Your contract remains in force if the net cash surrender value can pay the monthly charges. In addition, during the Minimum Premium Period, your contract will remain in force as long as you meet the applicable minimum premium requirements. However, the contract can lapse after the Minimum Premium Period no matter how much you pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your
Contract Can Lapse" on page 30.

Tax Effects of Variable Survivorship Life

It is reasonable to conclude that a contract should qualify as a life insurance contract for federal income tax purposes, although there is some uncertainty due to lack of pertinent authority and particularly if you pay the full amount of premiums permitted under the contract.
If a contract does not satisfy Section 7702 of the Internal
Revenue Code (defining life insurance for tax purposes), we will take appropriate and reasonable steps to try to get the contract to comply with Section 7702.

If a contract qualifies as a life insurance contract for federal income tax purposes, then the death benefit payment is not subject to federal income tax. In addition, under current federal tax law, you do not have to pay income tax on any increases in your cash value as long as they remain in your contract.

A contract may be treated as a "Modified Endowment
contract" depending upon the amount of premiums paid
in relation to the death benefit. If the contract is
a
Modified Endowment contract, then all pre-death
distributions, including    withdrawals and
contract loans,
will be treated first as distributions of taxable income and then as a return of your investment in the contract.
In addition, prior to the taxpayer attaining age 59
1/2,
such distributions generally will be subject to a 10% penalty tax.

If the contract is not a Modified Endowment contract, distributions generally will be treated first as a return of your investment in the contract and then as a distribution of taxable income. Moreover, loans will not be treated as distributions. Finally, distributions and loans from a contract that is not a Modified Endowment contract are not subject to the 10% penalty tax. See "TAX
EFFECTS" on page 33.

Illustrations

This prospectus includes sample illustrations of
hypothetical death benefits and cash surrender
values,
beginning on page 40.  These are only hypothetical
figures and are not indications of either past or
anticipated future investment performance.  These
hypothetical value illustrations may be helpful in
understanding the long-term effects of different
levels of
investment performance, charges and deductions.
They
may help in comparing this contract to other life
insurance contracts. They indicate that if the
contract is
surrendered in the early contract years, the net
cash
surrender value may be low compared to never
purchasing the    policy contract     and investing
the money
used as premiums at 5% per year. This demonstrates that this contract should not be purchased as a short-term investment.

   PART 2: DETAILED INFORMATION
ABOUT VARIABLE
SURVIVORSHIP LIFE
   INSURANCE FEATURES

This prospectus describes our Variable Survivorship
Life contract. There may be contractual variances because of requirements of the state where your contract is issued.

How the Contracts Differ From Whole Life
Insurance
Variable Survivorship Life (VSL) provides insurance coverage with flexibility in death benefits and premium payments. It enables you to respond to changes in your life and to take advantage of favorable financial conditions. VSL differs from traditional whole life insurance because you may choose the amount and frequency of premium payments, within limits.

In addition, VSL has two types of death benefit options.
You may switch back and forth between these options.
Variable Survivorship Life also allows you to change the face amount without purchasing a new insurance policy.
However, evidence of insurability may be required.
Finally, VSL is called 'last survivor' or 'survivorship' because no death benefit is paid until the last, 'surviving' insured dies. No death benefit is paid and no adjustment will be made when just one insured dies.

Application for Insurance

To apply for a contract you must submit a completed
application on both insureds.  We decide whether to
issue a contract based on the information in the
application and our standards for issuing insurance
and
classifying risks. If we decide not to issue a
contract,
then we will return the    sum of     premiums paid
plus
interest credited.  The maximum individual issue age
is
85 and the minimum individual issue age is 20.  The
maximum Equal Age is 85 and the minimum Equal Age
is 20.  The Equal Age of the    policy contract
is a single
age which is derived from the two individual ages,
substandard ratings, risk classes and sexes of the
two
insureds on the policy. We will determine the Equal
Age
for each    policy contract     as shown in Appendix
A.

Death Benefit

Death Benefit Options:  We pay the death benefit to
the
beneficiary after the last surviving insured dies
(outstanding indebtedness will be deducted from the
proceeds).  As the owner, you may choose between two
death benefit options:
 Option 1 provides a benefit that equals the face
amount of the contract.  This "level" death benefit
is
for owners who prefer insurance coverage that does
not vary in amount and has lower insurance charges.
Except as described below, the death benefit under
option 1 is level or fixed at the face amount.
 Option 2 provides a benefit that equals the face
amount of the contract    plus     the cash value on
the day
the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under Option 2, the value of the death benefit fluctuates with your cash value.
Death Benefit Corridor Percentages. You also choose between two death benefit corridor percentage tables.
These percentages are applied to the cash value at the death of the second insured, and if that result is greater than that described above, then it will be the death benefit amount.

The percentage is 250% up to age 40, and then the percentages generally decline as the insured person gets older. This alternative minimum death benefit will be the cash value on the day the last surviving insured dies multiplied by the corridor percentage for the younger insured's age. For this purpose, age is the attained age
(age last birthday) at the beginning of the contract year of the younger insured. (If the younger insured dies first, then the younger insured's nominal age is used;
that is the age the younger insured would have attained if he or she were still alive at the survivor's death.)
You can choose either a standard corridor percentage table or an enhanced corridor percentage table (both tables are available under either death benefit option 1 or option 2). The tables are the same for ages 0 through 85.
The difference is that the enhanced corridor percentage table provides a higher multiple of your cash values for attained ages 86 through 94. As a result, your beneficiaries may receive a larger death benefit if the last survivor dies when the younger insured's attained age (or nominal attained age) is between 86 and 94.
However, this is not guaranteed to occur and you should run a hypothetical illustration for your particular face amount and anticipated premium contribution levels to see how the death benefits and cash values compare between the enhanced and standard corridor tables.
Your actual death benefits will depend on your actual cash value and the younger insured's attained age
(or
nominal age) at the time of the death of the last survivor.
Once your contract is issued, you can never change the corridor percentage table that you selected.

The standard and the enhanced corridor percentage tables are shown below:

Standard Death Benefit
Corridor Percentage Table
		The Death		      The Death
		Benefit Will		Benefit Will
		Be At Least		      Be At Least
If The	Equal To	 If The	Equal To
Younger	This Percent Younger	This Percent
Insured's	of The	 Insured's	of The
Age Is	Cash Value	 Age Is	Cash Value
	0-40	250%         	60	130%
	41	243%        	61	128%
	42	236%        	62	126%
	43	229%        	63	124%
	44	222%        	64	122%

	45	215%           	65	120%
	46	209%        	66	119%
	47	203%        	67	118%
	48	197%        	68	117%
	49	191%        	69	116%

	50	185%        	70	115%
	51	178%        	71	113%
	52	171%        	72	111%
	53	164%        	73	109%
	54	157%          	74	107%

	55	150%        	75-90	105%
	56	146%           	91	104%
	57	142%         	92	103%
	58	138%           	93	102%
	59	134%        	94	101%
			         95-99	100%

These percentages are based on federal income tax law which require a minimum death benefit, in relation to cash value, for your contract to qualify as life insurance.

Enhanced Death Benefit
Corridor Percentage Table

		      The Death	      	The Death
		      Benefit Will		Benefit Will
		      Be At Least	       	Be At Least
	If The	Equal To	  If The	Equal To
	Younger	This Percent  Younger	This Percent
	Insured's	of The	  Insured's	of The
	Age Is	Cash Value	  Age Is	Cash Value
	0-40	      250%	        65   	120%
	41    	243%          66  	119%
	42	      236%	        67        118%
	43	      229%          68  	117%
	44	      222%          69  	116%

	45     	215%          70  	115%
	46	      209%          71  	113%
	47	      203%	        72  	111%
	48	      197%          73  	109%
	49	      191%	        74  	107%

	50	      185%	        75-85	105%
	51	      178%          86  	109%
	52	      171%	        87  	113%
	53	      164%	        88	118%
	54      	157%          89	122%

	55      	150%         90	126%
	56	      146%   	91	121%
	57        	142%   	92	115%
	58       	138%  	93	110%
	59	      134%  	94	105%

	60     	130%  	95	100%
	61    	128%  	96	100%
	62	      126%  	97	100%
	63     	124%  	98	100%
	64	      122%	      99	100%

The following example will clarify how these factors work. Assume the younger insured person is 55 years old and the face amount is $200,000. The "corridor percentage" at that age is 150%. Under Option 1, the death benefit will generally be $200,000. However, when the cash value is greater than $133,333.33, the corridor percentage applies and the death benefit will be greater than $200,000 (since 150% of $133,333.33 equals $200,000). In this case, at age 55, we multiply the cash value by a factor of 150%. So if the cash value were $140,000, then the death benefit would be $210,000.

Under Option 2, the death benefit is the face amount plus the cash value. In this example, if the younger insured is 55 years-old, the face amount is $200,000, and the cash value is $400,000, then the death benefit would be $600,000. This figure results from either: (a) adding the face amount to the cash value or (b) multiplying the cash value by the corridor percentage. For all cash values higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the cash value above $400,000, the death benefit would increase by $1.50 (at that age).

Under any option, the length of time your contract remains in force depends on the net cash surrender value of your contract and whether you meet the Minimum
Premium Period requirements. Your coverage lasts as long as your net cash surrender value can cover the monthly deductions from your cash value. In addition, during the Minimum Premium Period, your contract remains in force if the sum of your premium payments
(minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums for all of the contract months since the contract was issued.

The investment performances of the investment divisions and the interest earned in the General
Account
affect your cash value. Therefore, the returns from these investment options can affect the length of time your contract remains in force.

The minimum initial face amount is $200,000.
Notice and Proof of Death. We require satisfactory proof of both insured's deaths before we pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

You should notify us of the first insured's death as soon as possible after it occurs. You should submit proof of death at that time, because it will probably be easier to obtain proof of death shortly after it occurs instead of possibly years later. This will help avoid delay in making payment after the survivor's death, and it may affect an additional benefit provided by rider.

Maturity Benefit

If at least one insured person is still living on
the
maturity date, we will pay You the cash value minus
any
outstanding loans.  The contract will then end.  The
maturity date is the contract anniversary after the
younger insured person's 100th birthday.   Your
policy
contains an Extended Maturity option and, you may
extend the maturity date    (this may have tax
consequences)    . See  "Extended Maturity Option"
on page 15 14.

Changes In Variable Survivorship Life

Variable Survivorship Life gives you the flexibility to choose from a variety of strategies that enable you to increase or decrease your insurance protection.

A reduction in face amount lessens the emphasis on a
contract's insurance coverage by reducing both the
death
benefit and the amount of pure insurance provided.
The
amount of pure insurance is the difference between
the
cash value and the death benefit.  This is the
amount of
risk we take.  A reduced amount at risk results in
lower
cost of insurance deductions from your cash value.
A partial withdrawal reduces the cash value and may
reduce the death benefit, while providing you with a
cash payment, but generally does not reduce the
amount
at risk. Choosing not to make premium payments may
have the effect of reducing the cash value.  Under
death
benefit option 1, reducing the cash value increases
the
amount at risk (thereby increasing the cost of
insurance
deductions) while leaving the death benefit
unchanged;
under death benefit option 2,    it reducing the
cash value
decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of your contract by sending a written request to our executive office.
You
can only change the face amount twice each contract year. All changes are subject to our approval and to the following conditions.

For increases:
 Increases in the face amount must be at least
$50,000.
 To increase the face amount, you must provide
satisfactory evidence of insurability for both
insureds.
If either insured person has become a more expensive
risk, then we charge higher cost of insurance
   fees charges     for the additional amounts of
insurance (we may change this procedure in the future).
 Monthly cost of insurance deductions from your cash value will increase. There will also be a surrender charge increase and a Minimum Premium increase.
These begin on the date the face amount increase takes effect.

 The right to examine this contract does not apply to face amount increases. (It only applies when you first buy the contract.)

For decreases:
 You cannot reduce the face amount below the
minimum we require to issue this contract at the
time
of the reduction.
 Monthly cost of insurance deductions from your cash
value will decrease.
 The federal tax law may limit a decrease in the
face
amount.
 If you request a face amount decrease after you
have
already increased the face amount at substandard
(i.e.,
higher)    risk cost of insurance     charges, and
the
original face amount was at standard risk charges, then we will first decrease the face amount that is at substandard higher risk charges. We may change this procedure.

Changing the face amount of insurance may have tax consequences. You should consult a tax advisor before changing the face amount of insurance.

Changing Your Death Benefit Option

You may change your death benefit option by sending a written request to our executive office. (However, as noted above, you cannot change your corridor percentage table.) We require satisfactory evidence of insurability (for both insureds) to change the death benefit option.

If you change from option 1 to option 2, the face
amount
decreases by    you're the amount of     cash value
on the date
of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum we require to issue this contract at the time of the reduction.

If you change from option 2 to option 1, then the face amount increases by the amount of your cash value on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change.
When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based.

Changing the death benefit option may have tax consequences. You should consult a tax advisor before changing the death benefit option.

When Contract Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary following the date we approved your request. After your request is approved, you will receive a written notice showing each change. You should attach this notice to your contract. We may also ask you to return your contract to us at our executive office so that we can make a change. We will notify you if we do not approve a change you request. For example, we might not approve a change that would disqualify your contract as life insurance for income tax purposes.

Contract changes may have negative tax consequences.
See "TAX EFFECTS" on page 33.

Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.
Even though your premiums are flexible, your contract information page will show a "planned" periodic premium. You determine the planned premiums when you apply and can change them at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment.
The planned premiums may not be enough to keep your contract in force.

The insurance goes into effect when we receive your initial minimum premium payment (and approve your application). We determine the initial minimum premium based on:
 the ages, sexes and rating classes of the insured persons,
 the initial face amount of the contract, and any additional benefits selected.

All premium payments should be payable to "Midland".
After your first premium payment, all additional premiums should be sent directly to our executive office.
We will send you premium reminders based on your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, you may pay premiums at any time. Amounts must be at least $50, unless made by pre-authorized check.
Amounts made by pre-authorized check can be as low as
$30.

Payment of the planned premiums does not guarantee that your contract will stay in force. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases.

If you send us a premium payment that would cause your contract to cease to qualify as life insurance under
Federal tax law, we will notify you and return that portion of the premium that would cause the disqualification.

Premium Provisions During The Minimum Premium
Period. During the Minimum Premium Period, you can keep your contract in force by meeting a minimum premium requirement. The Minimum Premium Period lasts until the 5th contract anniversary. A monthly minimum premium is shown on your contract information page. (This is not the same as the planned premiums.) The minimum premium requirement will be satisfied if the sum of premiums you have paid, less your loans or withdrawals, is more than the sum of the monthly minimum premiums required to that date. The minimum premium increases when the face amount increases.

During the Minimum Premium Period, your contract
will    enter a grace period and     lapse if:
 the net cash surrender value cannot cover the monthly deductions from your cash value; and
 the premiums you have paid, less your loans or withdrawals, are less than the total monthly minimum premiums required to that date.

This contract lapse can occur even if you pay all of the planned premiums.

Premium Provisions After The Minimum Premium
Period.  After the Minimum Premium Period, your
contract will    enter a grace period and     lapse
if the net
cash surrender value cannot cover the monthly deductions from your cash value. Paying your planned premiums may not be sufficient to maintain your contract because of investment performance, charges and deductions, contract changes or other factors.
Therefore, additional premiums may be necessary to keep your contract in force.

Allocation of Premiums

Each net premium will be allocated to the investment divisions or to our General Account on the day we receive it (except that any premium received before the record date (which is the date we issue the contract) will not be allocated or invested until the record date).
The
net premium is the premium minus a sales charge, a state premium tax charge, a federal tax charge and a service charge (deducted only if you are on a Civil
Service Allotment Premium Mode) Each net premium is put into your cash value according to your instructions.
Your contract application may provide directions to allocate net premiums to our General Account or the investment divisions. You may not allocate your cash value to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of your premiums unless you write to our executive office with new instructions. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, you may choose not to allocate a premium to any particular investment division. See "THE GENERAL
ACCOUNT" on page 25. Any premium received before the record date will be held and earn interest in the
General Account until the day after the record date.
When this period ends your instructions will dictate how we allocate it.

Additional Benefits

You may include additional benefits in your
contract.
Certain benefits result in an additional monthly
deduction from your cash value.  You may cancel
these
benefits at any time.  The following briefly
summarizes
the additional benefits that are currently
available:
(1) Death Benefit Guarantee to Maturity:  With this
benefit, the policy is guaranteed to remain in force
until
the maturity date if a sufficient premium is paid.
The
premium required to provide this guarantee is
substantially higher than the minimum premium.
(2)  Additional Four Year Survivor Insurance:  This
benefit provides an additional death benefit if both
insureds die during the first 4 years the contract
is in
force.
(3)  Single Life Insurance:  With this benefit, an
additional death benefit will be paid upon the death
of
the selected insured.  The selected insured is the
individual named in the    policy     application
for the Single
Life Insurance coverage.

Policy Split Option

This feature allows the contract to be split into
two
individual contracts if both insureds submit
satisfactory
evidence of insurability.  There is no charge for
this
option.  The death benefit for each individual
   policy
contract     may be for any amount as long as the
total
death benefit does not exceed the death benefit under the
Variable Survivorship Life. The surrender charge for the existing Variable Survivorship Life Policy is waived at the time the policy split option is exercised.
Any cash
value and loan value will be split in the same proportion as the death benefit. The individual contracts issued during the exercise of the policy split option will be two new non-variable individual policies with each one subject to that particular policy's expense and surrender charge amounts and time periods. All of the contract provisions of the two new non-variable individual policies, including the surrender charge period, will begin anew just as if you had purchased a new contract.

Extended Maturity Option

This option allows the maturity date to be extended
indefinitely, or as long as allowed by the    IRS
Internal
Revenue Service    .  If at least one insured is
alive on the
maturity date and this contract is still in force,
this
option may be elected.  In order to elect this
option, all
of the Cash Value must be transferred to either the
General Account or the Money Market Investment
Division and the death benefit option must be
elected as
Option 1.  Once your    policy contract     is
extended beyond
the Maturity Date, there will be no further monthly deductions and we will only allow transfers to the General Account or the Money Market Investment
Division. Furthermore, we will not allow any of the following to occur:

 Increase in the Specified Amount of Insurance
 Changes in the Death Benefit Options
 Contract Loans
 Premium Payments

    Extending the Maturity Date may have tax consequences.

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions
The "Separate Account" is our Separate Account A,
established under the insurance laws of the State of
   South Dakota     Iowa.  It is a unit investment
trust
registered with the Securities and Exchange
Commission
(SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies.
The Separate Account meets the definition of a "Separate Account" under the federal securities laws.
The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the Funds. You may allocate part or all of your net premiums to ten (at any one time) of the twenty-five investment divisions of our Separate
Account.

The Funds

Each of the 25 portfolios available under the contract is a "series" of one of the following investment companies:
 Fidelity's Variable Insurance Products Fund
        Initial Class,
 Fidelity's Variable Insurance Products Fund II
        Initial Class,
 Fidelity's Variable Insurance Products Fund III
        Initial Class,
 American Century Variable Portfolios, Inc.,
 MFS(r) Variable Insurance Trusts, and
 Lord Abbett's Series Fund, Inc.

The Funds' shares are bought and sold by our Separate
Account at net asset value. More detailed information about the Funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.

Midland may from time to time receive revenue from the Funds and/or from their managers. The amounts of the revenue, if any, may be based on the amount of Midland's investments in the Funds.

Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies.
A
portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio.
The
objectives of the portfolios are as follows:


Portfolio
Objective
   VIP Money Market
   Portfolio




VIP High
Income    Portfolio
   Seeks as high a level of
current income as is
consistent with preservation
of capital and liquidity by
investing in U.S. dollar-
denominated money market
securities.
Seeks a high level of current
income by investing
primarily in income-
producing debt securities
while also considering
growth of capital.    Policy
Contract     owners should
understand that the fund's
unit price may be volatile
due to the nature of the high
yield bond marketplace.

VIP Equity-Income
   Portfolio
Seeks reasonable income by
investing primarily in
income-producing equity
securities. In choosing these
securities, the    investment
manager will consider the
potential for capital
appreciation. The Portfolio's
goal is to achieve a yield
which exceeds the
composite yield on the
securities comprising the
Standard & Poor's
Composite Index of 500
Stocks.

VIP Growth    Portfolio
Seeks capital appreciation
by investing in common
stocks. The adviser invests
the fund's assets in
companies the adviser
believes have above-average
growth potential.

VIP Overseas    Portfolio
Seeks long-term growth of
capital, primarily through
investments in foreign
securities.

VIP II Asset Manager
   Portfolio
Seeks high total return with
reduced risk over the long
term by allocating its assets
among domestic and foreign
stocks, bonds and short-term
instruments.

VIP II Investment
Grade Bond    Portfolio
Seeks a high a level of
current income as is
consistent with the
preservation of capital by
investing in U.S. dollar-
denominated investment-
grade bonds.

VIP II Contrafund
   Portfolio
Seeks to achieve capital
appreciation over the long
term by investing in
common stocks and
securities of companies
whose value the investment
manager believes is not fully
recognized by the public.


VIP II
Asset Manager: Growth
   Portfolio


Seeks to maximize total
return by allocating its
assets among stocks, bonds,
short-term instruments, and
other investments.

VIP II Index 500
   Portfolio
Seeks to provide investment
results that correspond to the
total return of common
stocks publicly traded in the
United States by duplicating
the composition and total
return of the Standard &
Poor's Composite Index of
500 Stocks.

VIP III Growth &
Income    Portfolio
Seeks high total return,
combining current income
and capital appreciation.
Invests mainly in stocks that
pay current dividends and
show potential for capital
appreciation.

VIP III Balanced
   Portfolio
Seeks both income and
growth of capital. When
   FMR's the investment
manager's     outlook is neutral,
it will invest approximately
60% of the fund's assets in
equity securities and will
always invest at least 25%
of the fund's assets in fixed-
income senior securities.

VIP III Growth
Opportunities    Portfolio
Seeks capital growth by
investing primarily in
common stocks. Although
the fund invests primarily in
common stocks, it has the
ability to purchase other
securities, including bonds,
which may be lower-quality
debt securities.

American Century
VP Capital
Appreciation    Portfolio
Seeks capital growth by
investing primarily in
common stocks that
management considers to
have better-than-average
prospects for appreciation.

American Century
VP Value    Portfolio
Seeks long-term capital
growth with income as a
secondary objective. Invests
primarily in equity securities
of well-established
companies that management
believes to be under-valued.

American Century
VP Balanced    Portfolio
Seeks capital growth and
current income. Invests
approximately 60 percent of
its assets in common stocks
that management considers
to have better than average
potential for appreciation
and the rest in fixed income
securities.

American Century
VP International
   Portfolio
Seeks capital growth by
investing primarily in
securities of foreign
companies that management
believes to have potential
for appreciation.

American Century
VP Income & Growth
   Portfolio
Seeks dividend growth,
current income and capital
appreciation.  The Portfolio
will seek to achieve its
investment objective by
investing in common stocks.


MFS VIT
Emerging Growth
   Series


Seeks to provide long-term
growth of capital.     Dividend
and interest income from
portfolio securities, if any, is
incidental to the Series'
investment objective of
long-term growth capital.

MFS VIT Research
   Series
Seeks to provide long-term
growth of capital and future
income.

MFS VIT Growth
with Income    Series
Seeks to provide reasonable
current income and long-
term growth of capital and
income.

MFS VIT New
Discovery    Series
Seeks capital appreciation.

Lord Abbett VC
Growth    and     & Income
Portfolio
Seeks long-term growth of
capital and income without
excessive fluctuation in
market value.

Lord Abbett VC Mid-
Cap Value    Portfolio
Seeks capital appreciation
through investments,
primarily in equity securities
which are believed to be
undervalued in the
marketplace.

Lord Abbett VC
International    Portfolio
Seeks long-term capital
appreciation,    by investing.
Invests     primarily in equity
securities of non-U.S.
issuers.

Fidelity Management & Research Company manages the VIP, VIP II and VIP III portfolios. American
Century Investment Management, Inc. manages the
American Century VP Portfolios. MFS(r) Services
Company manages the MFS Variable Insurance Trusts.
Lord Abbett & Co. manages the Lord Abbett Series
Fund, Inc.

The Fund portfolios available under these contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other
(publicly
available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager.
Nevertheless, the investment performance and results of any of the Funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios.
There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

USING YOUR CASH VALUE

The Cash Value

Your cash value is the sum of your amounts in the
various investment divisions and in the General
Account
(including any amount in our General Account
securing
a contract loan).  Your cash value reflects various
charges. See "DEDUCTIONS AND CHARGES" on
page 25. Monthly deductions are made on the    the
contract date and on     first day of each contract
month.
Transaction and surrender charges are made on the effective date of the transaction. Charges against our
Separate Account are reflected daily.

We guarantee amounts allocated to the General
Account.
There is no guaranteed minimum cash value for amounts allocated to the investment divisions of our Separate
Account. You bear that investment risk. An investment division's performance will cause your cash value to go up or down.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment divisions are used to purchase accumulation units.
Accumulation units of an investment division are purchased when you allocate premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when you make withdrawals or transfer amounts from an investment division (including transfers for loans), when we make monthly deductions and charges, and when we pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value you have in an investment division is the accumulation unit value times the number of accumulation units credited to you. The number of accumulation units credited to you will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day.
Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the Funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the
Funds' expenses, and our deductions and charges.
The
accumulation unit value for each investment division is set at $10.00 on the first day there are contract transactions in our Separate Account associated with these contracts. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

 We take the value of the shares belonging to the division in the corresponding Fund portfolio at the close of business that day (before giving effect to any contract transactions for that day, such as premium payments or surrenders). We use the share value reported to us by the Fund.

 We add any dividends or capital gains distributions paid by the portfolio on that day.

 We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any contract transactions on that day).

 We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0013733%, which is an effective annual rate of 0.50%. We will reduce this charge to 0.25% after the 10th contract year. (See
"Mortality and Expense Risks" on page 24.)

 We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Cash Value Transactions

The transactions described below may have different effects on your cash value, death benefit, face amount or cost of insurance changes. You should consider the net effects before making any cash value transactions.
Certain transactions have fees. Remember that upon completion of these transactions, you may not have your cash value allocated to more than 10 investment divisions.

Transfers Of Cash Value

You may transfer amounts among the investment
divisions and between the General Account and any
investment divisions.  To make a transfer of cash
value,
write to our executive office.  Currently, you may
make
an unlimited number of transfers of cash value in
each
contract year.  But we reserve the right to assess a
$25
charge after the 12th transfer in a contract year.
If we
charge you for making a transfer, then we will allocate the charge as described under "Deductions and Charges
- How Cash Value Charges Are Allocated" on page 27.

Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.

Transfer requests received before 3:00 p.m. (Central
Standard Time) will take affect on the same day if that day is a business day. Otherwise, the transfer request will take affect on the business day following the day we receive your request. Transfers are effected at unit values determined at the close of business on the day the transfer takes affect. The minimum transfer amount is
$200. The minimum amount does not have to come from or be transferred to just one investment division.
The only requirement is that the total amount transferred that day equals the transfer minimum.

The total amount that can be transferred from the General Account to the Separate Account, in any contract year, cannot exceed the larger of:

 25% of the unloaned amount in the General Account at the beginning of the contract year, or
    $25,000 $25,000 (we reserve the right to reduce this to $1,000).

These limits do not apply to transfers made in a Dollar
Cost Averaging program that occurs over a time period of 12 or more months.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables you to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total amount at one time, you may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:

 The DCA source account from which DCA transfers will be made,
 That any money received with the form is to be placed into the DCA source account,
 The total monthly amount to be transferred to the other investment divisions, and
 How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments you intend to apply to DCA.
Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the
DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless you specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.

If it is requested when the contract is issued, then
DCA
will start at the beginning of the 2nd contract month. If it is requested after issue, then DCA will start at the beginning of the 1st contract month which occurs at least 30 days after the request is received.

DCA will last until the value in the DCA source account falls below the allowable limit or until we receive your written termination request. DCA automatically terminates on the maturity date.

Transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of Cash Value.
We reserve the right to end the DCA program by sending you one month's notice.

   Portfolio Rebalancing

   The Portfolio Rebalancing Option allows contract owners, who are not participating in a Dollar Cost
Averaging program, to have US automatically reset the percentage of cash value allocated to each investment division to a pre-set level. For example, you may wish to specify that 30% of your cash value be allocated to the VIP Growth Investment Division, 40% in the VIP
High Income Investment Division and 30% in the VIP
II
Overseas Investment Division. Over time, the variations in the investment division's results will shift the percentage allocations of your cash value. If you elect this option, then at each contract anniversary, we will transfer amounts needed to "re-balance" the cash value to the specified percentages selected by you.
Rebalancing is not available to amounts in the General
Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

   Even with a Portfolio Rebalancing Option, you can only allocate your total cash value in up to at most 10 investment divisions. We reserve the right to end the
Portfolio Rebalancing Option by sending you one month's notice. Contact us at our executive office to elect the Portfolio Rebalancing Option.

Contract Loans

Whenever your contract has a net cash surrender value, you may borrow up to 92% of the cash surrender value using only your contract as security for the loan.
We pay you interest on this loaned amount, currently at an annual rate of 3.5%. (We charge you interest on the loaned amount at a higher rate, see below.)

A loan taken from, or secured by, a contract may have federal income tax consequences. See "TAX EFFECTS" on page 33.

You may request a loan by contacting our executive office. You should tell us how much of the loan you want taken from your unloaned amount in the General
Account or from the Separate Account investment divisions. If you do not tell us how to allocate your loan, the loan will be allocated according to your deduction allocation percentages as described under "How Cash Value Charges Are Allocated" on page 27.
If the loan cannot be allocated this way, then we will allocate it in proportion to the unloaned amounts of your cash value in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).

If you request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled.
Thus, you will only have one outstanding loan.

Contract Loan Interest. Currently interest on a
contract
loan accrues daily at an annual interest rate of
4.25%.
We guarantee that this rate will not exceed 8%
   per year,
After the 10th contract year, we guarantee that the
annual rate of interest charged on the contract loan
will
equal 3.5% (which is equal to the interest rate paid
on
the loaned portion of the cash value) for the
portion of
the loan that is from earnings (the earnings of the
   policy
is        contract are     equal to the cash value
minus total
premiums paid).

Interest is due on each contract anniversary. If you do not pay the interest when it is due, then it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your cash value.
This means we make an additional loan to pay the interest and will transfer amounts from the General
Account or the investment divisions to make the loan. If we cannot allocate the interest based on these percentages, then we will allocate it as described above for allocating your loan.

Repaying The Loan.  You may repay all or part of a
contract loan while your contract is in force.
While you
have a contract loan, we assume that any money you
send us is meant to repay the loan.  If you wish to
have
any of these payments serve as premium payments
   instead,     then you must tell us in writing.

You may choose how you want us to allocate your repayments. If you do not give us instructions, we will allocate your repayments based on your premium allocation percentages.

The Effects Of A Contract Loan On Your Cash Value.
A
loan against your contract will have a permanent effect on your cash value and benefits, even if the loan is repaid. When you borrow on your contract, we transfer your loan amount into our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the rates declared for the unloaned portion of the General Account.

Your Contract May Lapse.  Your loan may affect the
amount of time that your contract remains in force.
For
example, your contract may lapse because the loaned
amount cannot be used to cover the monthly
deductions
that are taken from your cash value.  If these
deductions
are more than the net cash surrender value of your
contract, then the contract's lapse provisions may
apply.
Since the contract permits loans up to 92% of the
cash
surrender value, loan repayments or additional
premium
payments may be required to keep the contract in
force,
especially if you borrow the maximum.  If your
   policy
contract     lapses with a loan outstanding, there
may be
adverse tax consequences.

Withdrawing Money From Your Cash Value

You may request a partial withdrawal of your net
cash
surrender value by writing to our executive office.
You
will not incur a surrender charge    on partial
withdrawals.
Partial withdrawals are subject to certain conditions.
They must:

 be at least $200,
 total no more than 50% of the net cash surrender value in any contract year, allow the death benefit to remain above the minimum for which we would issue the contract at that time and,
 allow the contract to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal you want taken from each investment division. If you do not tell us, then we will make the withdrawal as described in "Deductions and Charges - How Cash Value Charges
Are Allocated" on page 27. A withdrawal may have adverse tax consequences.

Withdrawal Charges. When you make a partial withdrawal more than once in a contract year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from your cash value. If you do not give us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Cash Value Charges Are Allocated" on page 27.

In general, we do not permit you to make a withdrawal on monies for which your premium check has not cleared your bank.

The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in your cash value, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. If the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If you have death benefit option 1, then we will also reduce the face amount of your contract so that there will be no change in the net amount at risk. We will send you a new contract information page to reflect this change. Both the withdrawal and any reductions will be effective as of the date we receive your request at our executive office.

A contract loan might be better than a partial withdrawal if you need temporary cash.

Surrendering Your Contract

You may surrender your contract for its net cash surrender value while at least one of the insured persons is living. You do this by sending both a written request and the contract to our executive office. The net cash surrender value equals the cash surrender value minus any loan outstanding (including loan interest).
During
the surrender charge period (earlier of 15 years or the attained Equal Age of 95), the cash surrender value is the cash value minus the surrender charge. After the surrender charge period, the cash surrender value equals the cash value. We will compute the net cash surrender value as of the date we receive your request and contract at our executive office. All of your insurance coverage will end on that date. A surrender may have adverse tax consequences.

   THE GENERAL ACCOUNT

You may allocate all or some of your cash value to the
General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940.

Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for your information and which relate to the General Account.

You may accumulate amounts in the General Account
by:
 allocating net premium and loan payments,
 transferring amounts from the investment divisions,
 securing any contract loans, or
 earning interest on amounts you already have in the
General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all your amounts in the General
Account. The annual interest rates will never be less than 3.5%. We may, at our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5%. We may pay different rates on unloaned and loaned amounts in the
General Account. Interest compounds daily at an effective annual rate that equals the annual rate we declared.

You may request a transfer between the General
Account and one or more of the investment divisions, within limits. See "Transfers of Cash Value" on page
19.

   The General Account may not be available in all states.
Your state of issue will determine if the General
Account is available. Please reference your contract to see if the General Account is available to You.

   DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a sales charge, a premium tax charge, and a federal tax charges from each premium. These three charges total 6% of each premium. In addition, in some cases we also deduct a service charge. The rest of each premium (called the net premium) is placed in your cash value.

Sales Charge. We deduct a 2.25% sales charge from each premium payment. This charge partially reimburses us for the selling and distributing costs of this contract.
These include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a surrender charge if you surrender your contract for its net cash surrender value or let your contract lapse during the surrender charge period. See "Surrender
Charges" on page 27.)

Since the charge is a percentage of your premium, the amount of the charge will vary with the amount of the premium.

Premium Tax Charge.  Some states and other
jurisdictions (cities, counties, municipalities) tax
premium payments and some levy other charges.  We
deduct 2.25% of each premium for those tax charges.
These tax rates currently range from 0.75% to 4%.
We
expect to pay an average of 2.25% in premium tax
because of certain retaliatory provisions in the
premium
tax regulations.  If we pay less,    then we may
reduce the
charge for the premium tax        we may change the
premium
tax charge for that premium.

This is a tax to Midland so you cannot deduct it on your income tax return. Since the charge is a percentage of your premium, the amount of the charge will vary with the amount of the premium.

We may increase this charge if our premium tax expenses increase. We reserve the right to vary this charge by state. If we make such a change, then we will notify you.

Federal Tax Charge. A charge equal to 1.50% is deducted from each premium to pay applicable federal taxes. This is a tax to Midland so you cannot deduct it on your income tax return. Since the charge is a percentage of your premium, the amount of the charge will vary with the amount of the premium.

We reserve the right to change this charge to reflect any changes in the law. If we make such a change, then we will notify you.

Service Charge.  If you have chosen the Civil
Service
Allotment Mode, then we deduct $.46 from each premium payment. The $.46 covers the extra expenses we incur in processing bi-weekly premium payments.

Deductions From Your Cash Value

At the beginning of each contract month (including
the
contract date), the following three deductions are
taken
from your cash value:
1. Policy Charge:  This charge is $10.00 per month
(currently we plan to reduce this charge to $5.00
after the 10th contract year, but we reserve the
right
to keep it at $10 throughout the life of the
contract).
This charge covers the continuing costs of
maintaining your contract, such as premium billing
and collections, claim processing, contract
transactions, record keeping, communications with
owners and other expense and overhead items.
2. Expense Charge.  The expense charge is based on
the amount of insurance on your contract and is only
deducted during the first 10 contract years.  This
charge varies based on the Equal Age of the policy
at the time of issue.  This monthly charge ranges
from $.065 for each $1,000 of insurance to $.782 for
each $1,000 of insurance.  This charge is used to
recover certain sales expenses and distribution
expenses.  In addition, we expect to profit from
this
charge.
3. Charges for Additional Benefits:  Monthly
deductions are made for the cost of any additional
benefits (riders).  We may change these charges, but
your contract contains tables showing the guaranteed
maximum rates for all of these insurance costs.
4. Cost of Insurance Charge:  The cost of insurance
   charge     is our current monthly cost of
insurance rate
times the amount at risk at the beginning of the
contract month.     The amount at risk is the
difference
between your death benefit and your cash value.
If
the current death benefit for the month is increased due to the requirements of Federal tax law, then your amount at risk for the month will also increase.
For
this purpose, your cash value amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date.

The amount of
the cost of insurance charge will vary from month to month with changes in the amount at risk.

The cost of insurance rate is based on the sex, issue age, duration, and rating class of each insured person at the time of the charge. We place an insured person who is a standard risk in the following rate classes:
preferred non-
smoker, non-smoker, and smoker. An insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in your contract. The maximum charges are based on the charges specified in the Commissioner's 1980
Standard
Ordinary Mortality Table.

If Variable Survivorship Life is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title
VII of
the Civil Rights Act of 1964.  In 1983, the United
States
Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates.
To
qualify for the preferred non-smoker class, an insured person must be age 20 or over and meet certain underwriting requirements.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time contracts will remain in effect, expenses and taxes.

Charges Against The Separate Account

Fees and charges allocated to the investment divisions reduce the amount in your cash value.

Mortality and Expense Risk Charge. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from your cash value will never be greater than the maximum amounts shown in your contract. The mortality risk we assume is that insured people will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefits than we expected. The expense risk we assume is that the cost of issuing and administering contracts will be greater than we expected. We charge for mortality and expense risks at an effective annual rate of
0.50% of the value of the assets in the Separate
Account
attributable to Variable Survivorship Life. We will reduce this charge to 0.25% after the 10th contract year.
The investment divisions' accumulation unit values reflect this charge. See "Using Your Cash Value -
How
We Determine The Accumulation Unit Value" on page
21. If the money we collect from this charge is not needed, then we profit. We expect to make money from this charge. To the extent sales expenses are not covered by the sales charge and surrender charge, our General
Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.

Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Transaction Charges

In addition to the deductions described above, we charge fees for certain contract transactions that you make:
? Partial Withdrawal of net cash surrender value.
You
may make one partial withdrawal during each contract year without a charge. There is an administrative charge of $25 (or 2 percent of the amount withdrawn, whichever is less), each time You make a partial withdrawal if more than one withdrawal is made during a contract year.
? Transfers. Currently, we do not charge when You make transfers of cash value among investment divisions. We reserve the right to assess a $25 charge after the twelfth transfer in a contract year.

How Cash Value Charges Are Allocated

Generally, deductions from your cash value for
monthly
or partial withdrawal charges are made from the
investment divisions and the unloaned portion of the
General Account.  They are made in accordance with
your specified deduction allocation percentages
unless
you instruct us otherwise.  Your deduction
allocation
percentages may be any whole numbers (from 10 to
100)
which add up to 100. You may change your deduction allocation percentages by writing to our executive office.
Changes will be effective as of the date we receive them.
If we cannot make a deduction in accordance with these percentages, we will make it based on the proportion of
(a) to (b) where (a) is your unloaned amounts in the General Account and your amounts in the investment divisions and (b) is the total unloaned amount of your cash value.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charges

The surrender charge is the difference between the amount in your cash value and your contract's cash surrender value during the surrender charge period
(the
first 15 contract years or until the attained Equal
Age is
95, whichever occurs first). It is a contingent, deferred charge designed to partially recover our expenses in distributing and issuing contracts which are terminated by surrender in their early years (the sales charge is also designed to partially reimburse us for these expenses).
It is a contingent load because you pay it only if you surrender your contract (or let it lapse) during the surrender charge period. It is a deferred load because we do not deduct it from your premiums. The amount of the load in a contract year is not necessarily related to our actual sales expenses in that year. We anticipate that the sales charge and surrender charge will not fully cover our sales expenses. If sales expenses are not covered by the sales and surrender charges, we will cover them with other funds. The net cash surrender value, the amount we pay you if you surrender your contract for cash, equals the cash surrender value minus any outstanding loan and loan interest.

The following table provides some examples of the
first
year surrender charge.  The first year surrender
charge
rate varies by the Equal Age (explained in Appendix
A)
determined for each    policy contract    .  The
maximum
charge for your    policy contract     per $1,000 of
face
amount is the first year charge.  The first year
charge, on
a per $1,000 of face amount basis, gradually
decreases
over the surrender charge period (the earlier of 15
years
or the attained Equal Age of 95).  The maximum first
year surrender charge for all    policies
contracts,     per
$1,000 of face amount, occurs at the Equal Age of 85 and is shown in the following table. Your contract will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the surrender charge period. The table below is only provided to give you an idea of the level of the first year surrender charge rates for a few sample Issue Ages (IA) and Equal Ages
(EA).


First Year Surrender Charges
Per $1,000 of Face Amount
   Both Insureds Standard Non-Smoker
Male, IA 35/Female IA 35; EA 33	$5.20
Male, IA 47/Female IA 47; EA 45	$8.80
Male, IA 55/Female IA 55; EA 53	$14.60
Male, IA 67/Female IA 67; EA 65	$28.00
Male, IA 75/Female IA 75; EA 73	$39.00
Male, IA 85/Male IA 85; EA 85	$49.00

If there has been a change in face amount during the life of the contract, then the surrender charge is applied against the highest face amount in force during the life of the contract. Your contract will specify your actual surrender charge rates.

Charges In The Funds

The Funds charge for managing investments and providing services. Each portfolio's charges vary.
The VIP, the VIP II, and the VIP III Portfolios have an annual management fee. That fee is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management &
Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). See the VIP, VIP II and VIP III prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The American Century Variable Portfolios have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the
American Century Variable Portfolios prospectus for details.

The MFS Portfolios have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the MFS Portfolios prospectus for details.

The Lord Abbett Portfolio has an annual management fee that is based on the monthly average of the net assets in the portfolio. See the Lord Abbett Portfolio prospectus for details.

   See the Portfolio Expenses section on page 8 for a listing of the expenses during 1999.

   The expenses for all 25 portfolios for the year ending
December 31, 1998 1999, (except as otherwise noted) are shown in the table below.



               	                 		   Total
				             	   Expenses
	              Management  Other	(After Expense
     Portfolio      	Fee	  Expenses	Reimbursement)
   VIP Money Market
   Portfolio (Initial Class)	.20% .18%	.10%	 .09%	.30% .27%
VIP High Income
   Portfolio (Initial Class)	.58%	.12%	 .11%	.70% .69%
VIP Equity-Income(1)
   Portfolio (Initial Class)	.49% .48%	.09%		.58% .57%
VIP Growth(1)
   Portfolio (Initial Class)	.59% .58%	.09%	 .08%	.68% .66%
VIP Overseas(1)
   Portfolio (Initial Class)	.74% .73%	.17%	 .18%	.91%
VIP II Asset Manager(1)
   Portfolio (Initial Class)	.54%	.10%		.64%
VIP II Investment
   Grade Bond
   Portfolio (Initial Class)	.43%	.14% .11%	.57% .54%
VIP II Contrafund(1)
   Portfolio (Initial Class)	.59% .58%	.11% .09%	.70% .67%
VIP II Asset
   Manager: Growth(1)
   Portfolio (Initial Class)	.59% .58%	.14% .13%	.73% .71%
VIP II Index 500(1) (2)
   Portfolio (Initial Class)	.24%	.11% 	.04%	.35% .28%
VIP III Growth & Income(1)
   Portfolio (Initial Class)	.49% .48%	.12%		.61% .60%
VIP III Balanced(1)
   Portfolio (Initial Class)	.44% .43%	.15% .14%	.59% .57%
VIP III Growth
   Opportunities(1)
   Portfolio (Initial Class)	.59% .58%	.12% .11%	.71% .69%
American Century VP
   Capital Appreciation
   Portfolio	            1.00%	.00%		1.00%
American Century VP
   Value Portfolio	      1.00%	.00%		1.00%
American Century VP
   Balanced Portfolio	      .97% .90%	.00%		.97% .90%
American Century VP
   International Portfolio	1.47% 1.34%	.00% 		1.47% 1.34%
American Century VP
   Income & Growth
   Portfolio	            .70%	.00%		.70%
MFS VIT Emerging
   Growth(3)  (4) Series	.75%	.10% .09%	.85% .84%
MFS VIT Research(3)  (4)
    Series                	.75%	.11%		.86%
MFS VIT Growth
   With Income(3)  (4) Series	.75%	.13%		.88%
MFS VIT New
   Discovery(2) (3)  (4) Series	.90%	.27% .27%	1.17% 1.07%
Lord Abbett VC
   Growth and & Income
   Portfolio	             .50%	.01% .37%	.51% .87%
Lord Abbett VC
Mid-Cap Value(4) (5)
   Portfolio                	.75%	.35%		1.10%
Lord Abbett VC
International(4) (5) Portfolio	1.00%	.35%		1.35%

    (1) The portfolio used a portion of its paid brokerage commissions to reduce its expenses. Certain portfolios used credits gained as a result of uninvested cash balances to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses would have been as follows:

   VIP Equity-Income Portfolio	0.57% 0.56%
VIP Growth Portfolio	            0.66% 0.65%
VIP Overseas Portfolio          	0.89% 0.87%
VIP II Asset Manager Portfolio	0.63% 0.62%
VIP II Index 500	                  0.28%
VIP II Contrafund Portfolio	      0.66% 0.65%
VIP II Asset Manager: Growth Portfolio0.72% 0.70%
VIP III Balanced Portfolio	      0.58% 0.55%
VIP III Growth Opportunities Portfolio 0.70% 0.68%
VIP III Growth & Income Portfolio	0.60% 0.59%

   (2) - Fidelity Management and Research agreed to reimburse a portion of the VIP II Index 500 expenses during 1999. Without this reimbursement, the VIP II Index 500 would have had total expenses of 0.34%.

    (2) (3) MFS has agreed to bear expenses for this portfolio (subject to reimbursement by these portfolios) such that the portfolio's other expenses shall not exceed 0.25% 0.15%. Without this limitation, the other expenses and total expenses would be:

                        	   Other	Total
                          	Expenses	Expenses
      MFS VIT New Discovery 	4.32% 1.59% 5.22% 2.49%

   (3) (4)  Each of the MFS Series has an expense
offset arrangement,
which reduces the series' custodian fee based upon
the amount of
cash maintained by the series with its custodian and
dividend
disbursing agent. Each series may enter into other
such arrangements
and directed brokerage arrangements, which would
also have the
effect of reducing the series' expenses. The
expenses shown above do
not take into account these expense reductions, and
are therefore
higher than the actual expenses of the series.
Including these
reductions, the total expense would have been as
follows:
MFS VIT Emerging Series	0.83%
MFS VIT Research Series	0.85%0
MFS VIT Growth With Income Series	0.87%
MFS VIT New Discovery Series	1.05%
(4)  The expense figures shown for these portfolios
are based on
estimated expenses for 1999 since the portfolios
were not in existence
during 1998.
(5) Lord, Abbett & Co. has entered into an expense
reimbursement
agreement with Lord Abbett VC Mid-Cap Value and Lord
Abbett VC
International under which Lord, Abbett & Co. will
reimburse each
portfolio if and to the extent such portfolios'
Other Expenses
(excluding management fees) exceed or would
otherwise exceed
 .35%
(5) - Lord, Abbett & Co. has agreed to reimburse a portion of the expenses for the VC Mid-Cap Value and VC
International Portfolios.
Without this reimbursement, the total expenses would have been
3.72% for the VC Mid-Cap Value and 5.22% for the VC
International Portfolios.

ADDITIONAL INFORMATION ABOUT THE
CONTRACTS

Your Right To Examine The Contract

You have a right to examine the contract.  If for
any
reason you are not satisfied with it, then you may
cancel
the contract within a specific time period.  You
cancel
the contract by sending it to our executive office
along
with a written cancellation request.  Your
cancellation
request must be    postmarked     by the latest of
the following three dates:

 10 days after you receive your contract, 10 days after we mail you a written notice telling you
about your rights to cancel (Notice of Withdrawal
Right), or
 45 days after you sign Part 1 of the contract application.

If you cancel your contract, then we will return all
of the
charges deducted from your paid premiums and cash
value,    plus     the cash value.

Insurance coverage ends when you send your request.

Your Contract Can Lapse

Your Variable Survivorship Life insurance coverage continues as long as the net cash surrender value of your contract is enough to pay the monthly deductions that are taken out of your cash value. During the Minimum
Premium Period, coverage continues if your paid premiums exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any contract month, we will send written notification to you (and any assignees on our records) that a 61-day grace period has begun. This will tell you the amount of premium payment that is needed to satisfy the minimum requirement for two months.

If we receive payment of this amount before the end of the grace period, then we will use that amount to pay the overdue deductions. We will put any remaining balance in your cash value and allocate it in the same manner as your previous premium payments.

If we do not receive payment within 61 days, then your contract will lapse without value. We will withdraw any amount left in your cash value. We will apply this amount to the deductions owed to us, including any applicable surrender charge. We will inform you
(and
any assignee) that your contract has ended without value.

If the last surviving insured dies during the grace
period,
we will pay the insurance benefits to the
beneficiary,
minus any loan, loan interest, and overdue
deductions.
You May Reinstate Your Contract
You may reinstate the contract within five years
after it
lapses if you did not surrender the contract for its
net
cash surrender value.  To reinstate the contract,
you
must:
 complete an application for reinstatement,
 provide satisfactory evidence of insurability for
both
insured persons,
 pay enough premium to cover all overdue monthly
deductions, including the premium tax on those
deductions,
 increase the cash value so that the cash value
minus
any contract debt    at least     equals the
surrender
charges,
 cover the next two months' deductions, and pay or restore any contract debt.

The contract date of the reinstated contract will be the beginning of the contract month that coincides with or follows the date that we approve your reinstatement application. Previous loans will not be reinstated.

Contract Periods And Anniversaries

We measure contract years, contract months, and
contract anniversaries from the contract date shown
on
your contract information page.  Each contract month
begins on the same day in each calendar month.   The
calendar days of 29, 30, and 31 are not used. Our right to challenge a contract and the suicide exclusion are measured from the contract date. See "Limits On Our
Right To Challenge The Contract" on page 31.

Maturity Date

The maturity date is the first contract anniversary after the younger insured person's 100th birthday unless your contract contains the Extended Maturity Rider. The contract ends on that date if at least one of the insured persons is still alive and the maturity benefit is paid.
If at least one of the insured persons survives to the maturity date and your contract contains the Extended
Maturity Rider, we will extend the maturity date as long as this contract still qualifies as life insurance according to the Internal Revenue Service and your state. If the maturity date is extended, the contract may not qualify as life insurance and there may be tax consequences.
A
tax advisor should be consulted before you elect to extend the maturity date.

We Own The Assets Of Our Separate Account

We own the assets of our Separate Account and use them to support your contract and other variable life contracts. We may permit charges owed to us to stay in the Separate Account. Thus, we may also participate proportionately in the Separate Account. These accumulated amounts belong to us and we may transfer them from the Separate Account to our General
Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business we conduct. Under certain unlikely circumstances, one investment division of the Separate
Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how we operate our
Separate Account.  We have the right to:
 add investment divisions to, or remove investment
divisions from, our Separate Account;
 combine two or more divisions within our Separate
Account;
 withdraw assets relating to Variable Survivorship
Life
from one investment division and put them into
another;
 eliminate the shares of a portfolio and substitute
shares of another portfolio of the Funds or another
open-end investment company.  This may happen if
the shares of the portfolio are no longer available
for
investment or, if in our judgment, further
investment
in the portfolio is inappropriate in view of the
purposes of    our     Separate Account A;
 register or end the registration of our Separate
Account under the Investment Company Act of 1940;
 operate our Separate Account under the direction of a committee or discharge such a committee at any time
(the committee may be composed entirely of interested parties of Midland);
 disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and
 operate our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows us to make direct investments. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.
Limits On Our Right To Challenge The Contract
We can challenge the validity of your insurance contract
(based on material misstatements in the application) if it appears that at least one of the insured persons is not actually covered by the contract under our rules.
There
are limits on how and when we can challenge the contract:
 We cannot challenge the contract after it has been in effect, during at least one of the insured persons' lifetime, for two years from the date the contract was issued or reinstated. (Some states may require us to measure this in some other way.)
 We cannot challenge any contract change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during at least one of the insured persons' lifetime.

If the last of the surviving insured persons dies during the time that we may challenge the validity of the contract, then we may delay payment until we decide whether to challenge the contract.

If an insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the correct age and sex.

If either insured person commits suicide within two
years after the date on which the contract was
issued or
reinstated, then the death benefit will be limited
to the
total of all paid premiums    minus     the amount
of any
outstanding contract loan and loan interest
   minus     any
partial withdrawals of net cash surrender value.  If
either
insured person commits suicide within two years
after
the effective date of your requested face amount
increase, then we will pay the face amount which was
in
effect before the increase,    plus     the monthly
cost of
insurance deductions for the increase (Some states require us to measure this time by some other date).


Your Payment Options

You may choose for contract benefits and other
payments (such as the net cash surrender value or
death
benefit) to be paid immediately in one lump sum or
in
another form of payment.  Payments under these
options
are not affected by the investment performance of
any
investment division.  Instead, interest accrues
pursuant
to the option chosen.  If you do not arrange for a
specific
form of payment before the second insured person
dies,
then the beneficiary will have this choice.
However, if
you do make an arrangement with us for how the money
will be paid, then the beneficiary cannot change
your
choice.  Payment options will also be subject to our
rules
at the time of selection.  Our consent is required
when an
optional payment is selected and the payee is either
an
assignee or not a natural person (i.e., a
corporation).
Currently, these alternate payment options are only
available if the proceeds applied are more than
$1,000
and periodic payments are at least $20.

You have the following payment options:
1.	Deposit Option: The money will stay on deposit
with us for a period that we agree upon. You will
receive interest on the money at a declared interest
rate..	 Installment Options: There are two ways
that we
pay installments:
a.	Fixed Period: We will pay the amount applied
in
equal installments plus applicable interest, for a
specified time, up to 30 years.
b.	Fixed Amount: We will pay the sum in
installments in an amount that we agree upon.
We will continue to pay the installments until we
pay the original amount, together with any interest
you have earned.
3.	Monthly Life Income Option: We will pay the
money as monthly income for life.  You may choose
from 1 of 4 ways to receive the income. We will
guarantee payments for:
(1)	at least 5 years (called "5 Years Certain");
(2)	at least 10 years (called "10 Years Certain");
(3)	at least 20 years (called "20 Years Certain");
or
(4)	payment for life. With a life only payment
option, payments will only be made as long
as the payee is alive.  Therefore, if the
payee dies after the first payment, only
one payment will be made.
4.	Other: You may ask us to apply the money under
any option that we make available at the time the benefit is paid.

We guarantee interest under the deposit and installation options at 2.75% a year, but we may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.
We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. These include:
 rules on the minimum amount we will pay under an option,
 minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer you a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

You will choose a payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. (See "Your
Beneficiary" below). Any amounts that we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Your Beneficiary

You name your beneficiary in your contract application.
The beneficiary is entitled to the insurance benefits of the contract. You may change the beneficiary during either insured person's lifetime by writing to our executive office. If no beneficiary is living when the last surviving insured person dies, then we will pay the death benefit to you. If the owner is not surviving, we will pay the death benefit to the owner's estate.

Assigning Your Contract

You may assign your rights in this contract. You must send a copy of the assignment to our executive office.
We are not responsible for the validity of the assignment or for any payment we make or any action we take before we receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

When We Pay Proceeds From This Contract

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at our executive office.
Death benefits are determined as of the date of the last surviving insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:
 We contest the contract.
 We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.
 The SEC, by order, permits us to delay payment to protect our contract owners.
We may also delay any payment until your premium checks have cleared your bank. We may defer payment of any loan amount, withdrawal, or surrender from the
General Account for up to six months after we receive your request.

TAX EFFECTS

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federeal tax law, a contract must satisfy certain requirements which are set forth in the Internal
Revenue
Code. Guidance as to how these requirements are to be applied is limited, particularly as to contracts that insure more than one individual. Nevertheless, we believe that it is reasonable to conclude that a contract will satisfy the applicable requirements, although there is some uncertainty, particularly if the contract owner pays the full amount of premiums permitted under the contract.
If it is subsequently determined that a contract does not satisfy the applicable requirements, Midland may take appropriate steps to bring the contract into compliance with such requirements and we resere the right to restrict contract transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets.
Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the flexibility of the contract owner to allocate payments and cash values, have not been explicitly addressed in published rulings. While Midland believes that the contract does not give the contract owner investment control over Separate Account assets, Midland reserves the right to modify the contract as necessary to prevent the contract owner from being treated as the owner of the Variable Account assets supporting the contract.
In addition, the Code requires that the investments of the
Separate Account be "adequately diversified" in order for the contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the
Separate Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the contract will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits - In General
We believe that the death benefit payable to the beneficiary under a contract on the death of the second insured to die should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary.
A
tax advisor should be consulted on these consequences.
Generally, the contract owner will not be deemed to be in constructive receipt of the contract's cash value until there is a distribution. When distributions from a contract occur, or when loans are taken out from or secured by a contract, the tax consequences depend on whether the contract is classified as a "Modified
Endowment contract."

Tax Treatment of Distributions - Modified

Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the contracts as to premiums and benefits, the individual circumstances of each contract will determine whether it is classified as a Modified Endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premium paid during the first seven contract years. Certain changes in a contract after it is issued (including a reduction in benefits at any time after issuance) could also cause it to be classified as a Modified Endowment contract. A current or prospective contract owner should consult with a competent tax advisor to determine whether a contract transaction will cause the contract to be classified as a Modified Endowment contract.
Contracts classified as Modified Endowment contracts are subject to the following tax rules:
 All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the contract owner's investment in the contract only after all gain has been distributed.
 Loans taken from or secured by a contract classified as a Modified Endowment contract (e.g., collateral assignments) are treated as distributions and taxed accordingly.
 A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the contract owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the contract owner's beneficiary or designated beneficiary.

If a contract becomes a Modified Endowment contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment contract. In addition, distributions from a contract within two years before it becomes a Modified
Endowment contract will be taxed in this manner.
This
means that a distribution from a contract that is not a
Modified Endowment contract at the time when the distribution is made could later become taxable as a distribution from a Modified Endowment contract.

Tax Treatment of Distributions - Contracts That Are
Not Modified Endowment Contracts

Distributions other than death benefits from a contract that is not classified as a Modified Endowment contract are generally treated first as a recovery of the contract owner's investment in the contract and only after the recovery of all investment in the contract as taxable income. However, certain distributions which must be made in order to enable the contract to continue to qualify as a life insurance contract for Federal income tax purposes if contract benefits are reduced during the first 15 contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a contract that is not a Modified Endowment contract are generally not treated as distributions. However, the tax consequences associated with contract loans that are outstanding after the first 10 contract years, to the extent such loans do not exceed earnings, are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a contract that is not a Modified
Endowment
contract are subject to the 10 percent additional income tax.

Investment in the Contract

Your investment in the contract is generally your aggregate premiums. When a distribution is taken from the contract, your investment in the contract is reduced by the amount of the distribution that is tax-free.

Loans

In general, interest on a contract loan will not be deductible. Before taking out a contract loan, you should consult a tax advisor as to the tax consequences.

Multiple Policies

All Modified Endowment contracts that are issued by Midland (or its affiliates) to the same contract owner during any calendar year are treated as one Modified
Endowment contract for purposes of determining the amount includible in the contract owner's income when a taxable distribution occurs.

Tax Treatment of Policy Split Option

The policy split option allows the contract to be split into two non-variable individual contracts if both insureds submit evidence of insurability. It is not clear whether exercising the policy split option will be treated as a taxable transaction or whether the individual contracts that result would be classified as Modified
Endowment contracts. A competent tax advisor should be consulted before exercising the policy split option.

Other Policy Owner Tax Matters

Federal and state estate, inheritance, transfer, and
other
tax consequences depend on the individual
circumstances of each contract owner or beneficiary.
The transfer of the contract or designation of a
beneficiary may have federal, state, and/or local
transfer
and inheritance tax consequences, including the
imposition of gift, estate    inheritance    , and
generation-
skipping transfer taxes.  For example, the transfer
of the
contract to, or the designation as a beneficiary of,
or the
payment of proceeds to, a person who is assigned to
a
generation which is two or more generations below
the
generation assignment of the contract owner (i.e.
   a
grandchild    ) may have generation-skipping
transfer tax
consequences under federal tax law.  The individual
situation of each contract owner or beneficiary will
determine the extent, if any, to which federal,
state,
and/   or     local transfer and inheritance taxes
may be
imposed and how ownership or receipt of contract
proceeds will be treated for purposes of federal,
state
and local    gift    , estate, inheritance,
generation-skipping
   transfer     and other taxes.

Businesses can use the contract in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.
The tax
consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new contract or a change in an existing contract should consult a tax advisor.

Possible Tax Law Changes

Although the likelihood of legislative changes is
uncertain, there is always the possibility that the
tax
treatment of the contract could change by
legislation or
otherwise.  Consult a tax advisor with respect to
   legislative legal     developments and their
effect on the
contract.

Possible Charge for Midland's Taxes

At the present time, Midland makes no charge to the Separate Account for any federal, state, or local taxes
(other than premium taxes) that it incurs which may be attributable to such account or to the contracts.
Midland
reserves the right to make a charge for any such tax or other economic burden resulting from the application of the tax laws.

If such a charge is made, it would be set aside as a provision for taxes which we would keep in the effected division rather than in our General Account.

Other Tax Considerations

The foregoing discussion is general and is not intended as tax advice. If you are concerned about these tax implications, you should consult a competent tax advisor. This discussion is based on our understanding of the Internal Revenue Service's current interpretation of the present federal income tax laws. No representation is made as to the likelihood of continuation of these current laws and interpretations, and we do not make any guarantee as to the tax status of the contract. It should be further understood that the foregoing discussion is not complete and that special rules not described in this prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

PART 3: ADDITIONAL INFORMATION
MIDLAND NATIONAL LIFE INSURANCE
COMPANY

We are Midland National Life Insurance Company, a
stock life insurance company. Midland was organized,
in
1906, in South Dakota, as a mutual life insurance
company at that time named "The Dakota Mutual Life
Insurance Company". We were reincorporated as a
stock
life insurance company in 1909. Our name "Midland"
was adopted in 1925.  We were redomesticated to Iowa
in 1999.  We are licensed to do business in 49
states, the
District of Columbia, and Puerto Rico.  Our officers
and
directors are listed beginning on page    38 37    .

Midland is a subsidiary of Sammons Enterprises, Inc.,
Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of our Separate Account divisions in shares of the Funds' portfolios. Midland is the legal owner of the shares and has the right to vote on certain matters. Among other things, we may vote:
 to elect the Funds' Board of Directors,
 to ratify the selection of independent auditors for the
Funds, and
 on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares that are allocated to your contract. We will vote at shareholder meetings according to your instructions.
The Funds will determine how often shareholder meetings are held. As we receive notice of these meetings, we will ask for your voting instructions.
The
Funds are not required to hold regular annual meetings.
If we do not receive instructions in time from all contract owners, then we will vote those shares in the same proportion as we vote shares for which we have received instructions in that portfolio. We will also vote any Fund shares that we alone are entitled to vote in the same proportions that contract owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Fund in our own right or to restrict contract owner voting, then we may do so.

You may participate in voting only on matters concerning the Fund portfolios in which your cash value has been invested. We determine your voting shares in each division by dividing the amount of your cash value allocated to that division by the net asset value of one share of the corresponding Fund portfolio. This is determined as of the record date set by the Funds'
Board
for the shareholders meeting. We count fractional shares.

If you have a voting interest, we will send you proxy material and a form for giving us voting instructions. In certain cases, we may disregard instructions relating to changes in the Funds' advisor or the investment policies of its portfolios. We will advise you if we do.
Other insurance companies own shares in the Funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the Funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If we disagree with any Fund action, then we will see that appropriate action is taken to protect our contract owners.

OUR REPORTS TO CONTRACT OWNERS

Shortly after the end of the third, sixth, ninth, and twelfth contract months, we will send you reports that show:
 the current death benefit for your contract, your cash value, information about investment divisions, the cash surrender value of your contract, the amount of your outstanding contract loans, the amount of any interest that you owe on the loan,
and
 information about the current loan interest rate.

The annual report will show any transactions involving your cash value that occurred during the year.
Transactions include your premium allocations, our deductions, and your transfers or withdrawals.
We will send you semi-annual reports with financial information on the Funds, including a list of the investments held by each portfolio.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance contract is delivered.

Notices will be sent to you for transfers of amounts between investment divisions and certain other contract transactions.

DIVIDENDS

We do not pay any dividends on the contract described in this prospectus.

MIDLAND'S SALES AND OTHER AGREEMENTS

The contract will be sold by individuals who, in addition to being licensed as life insurance agents for Midland
National Life, are registered representatives of Walnut
Street Securities (WSS) or broker-dealers who have entered into written sales agreements with WSS.
WSS,
the principal underwriter of the contracts, is registered with the SEC as a broker-dealer under the Securities
Exchange Act of 1934 and is a member of the National
Association of Securities Dealers, Inc. The address for
Walnut Street Securities is 670 Mason Ridge Center
Drive, Suite 301, St. Louis, Missouri 63141.

During the first contract year, we will pay agents a commission of up to 68% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 2.5% of premiums paid. After the 15th contract year, we pay no commission. Certain persistency and production bonuses may be paid.
We may sell our contracts through broker-dealers registered with the Securities and Exchange
Commission
under the Securities Exchange Act of 1934 that enter into selling agreements with us. The commission for broker-dealers will be no more than that described above.

REGULATION

We are regulated and supervised by the Iowa
Insurance
Department. We are subject to the insurance laws and regulations in every jurisdiction where we sell contracts.
This contract has been filed with and approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell contracts. The officials are responsible for reviewing our reports to be sure that we are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations.

   YEAR 2000

   The Year 2000 issue (Y2K) relates to the ability of computer systems to properly recognize a four-digit year code. Many computer systems only allowed for a two-digit year code and thus years such as 1998 were simply recognized as 98. Using a two-digit year code for the years 2000 and beyond could result in errors and miscalculations.

Midland National Life relies extensively on computer systems in its daily operations. Several years ago, we began implementing a Plan to modify all of our computer systems to properly recognize the year
2000.
Our Y2K Plan focused on assuring compliance in the following areas: Information Technology ("IT") and non-information ("non-IT") hardware, operating systems, software applications and custom applications.
We are in the process of the remediation and testing of other systems, including telephone, heating and cooling, mechanical and other equipment having embedded, date sensitive technology for Year 2000 compliance, In addition, we are reviewing the Year 2000 compliance status of our mission critical customers, vendors and service providers.

We have upgraded our mainframe computer hardware, systems software and applications software to address
Y2K issues. Most of our systems run on the IBM mainframe computer platform, where future dated systems testing has been performed through December
31, 2001. We are in the process of updating and testing hardware and software running on personal computer
(PC) platforms. Y2K issues have been handled primarily by our internal staff.

We expect to have all of Y2K issues resolved by December 31, 1999.

We are currently in the process of developing a Y2K
Contingency Plan which involve representatives from our IT and non-IT business units in the planning process.
The Y2K Contingency Plan should include potential
Y2K issues generated within our own Company and potential Y2K issues generated by third parties that have a mission critical business relationship with us.
While we cannot guarantee that our computer systems nor those of the parties with whom we conduct business will properly function once the year 2000 is reached,
Midland National Life is committed to maintaining reliable computer systems which properly recognize the year 2000.

DISCOUNT FOR    MIDLAND     EMPLOYEES    OF
SAMMONS ENTERPRISES, INC.

   Midland     Employees    of Sammons Enterprises,
Inc.     may
receive a discount of up to 25% of first year
premiums.
   Midland is a subsidiary of Sammons Enterprises,
Inc.
and     additional premium payments contributed
solely by
Midland National Life will be paid into the
employee's
   policy contract     during the first year.  All
other contract
provisions will apply.

LEGAL MATTERS

The law firm of Sutherland Asbill & Brennan LLP,
Washington, DC, has provided advice regarding certain matters relating to federal securities laws.
We are not involved in any material legal proceedings.

FINANCIAL

The December 31,    1998 1999     financial
statements of
Midland National Life Separate Account A and Midland
National Life Insurance Company, included in this prospectus and the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this prospectus and in the registration statement. The address for PricewaterhouseCoopers
LLP
is IBM Park Building, Suite 1300, 650 Third Avenue
South, Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the
Separate Account and the variable life insurance contract described in this prospectus with the Securities and Exchange Commission. The Registration
Statement, which is required by the Securities Act of
1933, includes additional information that is not required in this prospectus under the rules and regulations of the
SEC. If you would like the additional information, then you may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

Management of Midland
Here is a list of our directors and officers.
Directors
Name and
Business Address

Principal Occupation

Principal Occupation During Past Five Years
Michael M. Masterson
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001

Chairman of the Board,
President and Chief
Executive Officer
Chairman of the Board (March 1999 to present), Chief
Executive Officer and President (March 1997 to present) President and Chief Operating Officer
(March
1996 to February 1997), Executive Vice President-
Marketing (March 1995 to February 1996), Midland
National Life Insurance Company; Vice President -
Individual Sales (prior thereto), Northwestern
National
Life

John J. Craig, II
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001
Executive Vice President
Executive Vice President (January 1998 to present),
Midland National Life Insurance Company; Senior
Vice President and Chief Financial Officer (October
1993 to 1998), Midland National Life Insurance
Company; Treasurer (January 1996 to present), Briggs
ITD Corp.; Treasurer (March 1996 to present),
Sammons Financial Holdings, Inc.; Treasurer
(November 1993 to present), CH Holdings; Treasurer
(November 1993 to present), Consolidated Investment
Services, Inc.; Treasurer (November 1993 to present),
Richmond Holding Company, L.L.C.; Partner (prior thereto), Ernst and Young

Steven C. Palmitier
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001
Senior Vice President and
Chief Marketing Officer
Senior Vice President and Chief Marketing Officer
(March 1997 to present), Senior Vice President-Sales
(August 1996 to February 1997), Midland National
Life
Insurance Company; Senior Vice President-Sales
(prior
thereto), Penn Mutual Life Insurance

   Stephen P. Horvat, Jr.
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001

Donald J. Iverson  Midland
National Life  One Midland
Plaza
Sioux Falls, SD 57193-0001


Robert W. Korba
Sammons Enterprises, Inc.
300 Crescent CT
Dallas, TX 75201
   Senior Vice President




   Senior Vice President and
Corporate Actuary


Board of Directors
Member, Vice President
   Senior Vice President (January 1997 to present),
Midland National Life Insurance Company;
Shareholder (June 1996 to December 1997), Sorling
Law Firm; Senior Vice President, General Counsel &
Secretary (prior thereto), Franklin Life Insurance
Company
   Senior Vice President and Corporate Actuary
(November 1999 to Present); Vice President - Chief
Actuary (prior thereto), ALLIED Life Insurance
Company.
President and Director (since 1988), Sammons
Enterprises, Inc., Vice President (August 1998 to present), Midland National Life Insurance Company







Executive Officers (other than Directors)
Unless otherwise indicated, the addresses for the following are One
Midland Plaza, Sioux Falls, SD 57193-0001
Name and
Business Address

Principal Occupation

Principal Occupation During Past Five Years
   Jon P. Newsome Midland
National Life -      Annuity
Division      7755 Office
Plaza Drive  N. #105,
West Des Moines, IA
50266
E John Fromelt
Midland National Life

   Executive Vice President -
Annuity Division




Senior Vice President,
Chief Investment Officer
   Executive Vice President - Annuity Division
(April
1999 To Present); Executive Vice President
(September
1996 to February 1999), Conseco Marketing, LLC;
Chairman & CEO (November 1995 to September
1996), American Life & Casualty Ins. Co.

Senior Vice President, Chief Investment Officer
(since
1990), Midland National Life Insurance Company;
President (since August 1995), Midland Advisors
Company; Chief Investment Officer (1996 to present),
North American Company for Life and Health
   Stephen P. Horvat, Jr.
Midland National Life



   Thomas M. Meyer
Midland National Life
   Senior Vice President




   Senior Vice President and
Chief Financial Officer
   Senior Vice President (January 1997 to present),
Midland National Life Insurance Company;
Shareholder (June 1996 to December 1997), Sorling
Law Firm; Sernior Vice President, General Counsel &
Secretary (prior thereto), Franklin Life Insurance
Company
   Senior Vice President and Chief Financial Officer
(January 2000 to present), Vice President and Chief
Financial Officer (January 1998 to December 1999),
Second Vice President and Controller (1995 to 1998),
Midland National Life Insurance Company
Name and
Business Address

Principal Occupation

Principal Occupation During Past Five Years
Jack L. Briggs
Midland National Life
Vice President, Secretary,
and General Counsel
Vice President, Secretary and General Counsel (since
1978), Midland National Life Insurance Company

Gary W. Helder
Midland National Life
Vice President- Policy
Administration
Vice President-Policy Administration (since 1991),
Midland National Life Insurance Company

Robert W. Buchanan
Midland National Life
Vice President- Marketing
Services
Vice President-Marketing Services (March 1996 to present), Second Vice President-Sales Development
(prior thereto), Midland National Life Insurance
Company

   Thomas M. Meyer
Midland National Life

   Vice President and Chief
Financial Officer
   Vice President and Chief Financial Officer
(January
1998 to present), Second Vice President and
Controller
(1995 to 1998), Midland National Life Insurance
Company
   Timothy A. Reuer



Julia B. Roper
North American
Company for Life &
Health Insurance
222 South Riverside Plaza
Chicago, IL 60606-5929
   Vice President Product
Development


Vice President & Chief
Compliance Officer
   Vice President - Product Development (January
2000
To Present); Actuary - Product Development (March
1996 to December 1999); Associate Actuary (March
1992 to February 1996) Midland Natioanl Life
Insurance Company
Vice President & Chief Compliance Officer (August
1998 to present), Midland National Life Insurance;
Vice President & Chief Compliance Officer (September
1997 to present), North American Company for Life &
Health Insurance; Assistant Vice President (prior thereto), CNA Insurance Companies


   Esfandyar Dinshaw
Midland National Life -
Annuity Division      7755
Office Plaza Drive  N.
#105,                    West
Des Moines, IA  50266
   Joseph B. Moran
Parkway Mortgage
1700 Galloping Hill Road
Kenilworth, NJ 07033


   Vice President - Annuity
Division




   Vice President - Parkway
Mortgage Division


   Vice President - Annuity Division (April 1999 to
Present); Vice President - Actuarial (September 1996 to
April 1999), Conseco; Vice President - Actuarial
(January 1991 to August 1996), American Life &
Casualty Ins. Co.


   Vice President - Parkway Mortgage Division
(January
1999 to present), Midland National Life Insurance
Company; President (prior thereto), Parkway
Mortgage,
Inc.
   James T. Fehon
Parkway Mortgage
1700 Galloping Hill Road
Kenilworth, NJ 07033
   Vice President - Parkway
Mortgage Division
   Vice President - Parkway Mortgage Division
(January
1999 to present), Midland National Life Insurance
Company; Executive Vice President (prior thereto),
Parkway Mortgage, Inc.




Illustration

Following are a series of tables that illustrate how the cash values, cash surrender values, and death benefits of a contract change with the investment performance of the Funds. The tables show how the cash values, cash surrender values, and death benefits of a contract issued to two insureds of a given age and given premium would vary over time if the return on the assets held in each Portfolio of the Funds were a constant gross, after tax annual rate of 0%, 6%, or 12%.

The tables on the following pages illustrate the following examples:
 Death Benefit Option 1 Standard Corridor
Percentage Table, Face Amount $1,000,000,
Annual Premium $15,000, male preferred non-smoker issue age 55 and a female preferred non-smoker issue age 55 (both current and guaranteed charges).
 Death Benefit Option 2 Standard Corridor
Percentage Table, Face Amount $1,000,000,
Annual Premium $30,000, male preferred non-smoker issue age 55 and a female preferred non-smoker issue age 55 (both current and guaranteed charges).

The cash values, cash surrender values, and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual contract years.

The amount of the cash value exceeds the cash
surrender value until the end of the surrender
charge
period (earlier of the end of 15    policy
contract     years
or the attained Equal Age of 95) due to the surrender charge. For contract years after the expiration of the surrender charge period, the cash value and cash surrender value are equal, since the surrender charge has reduced to zero.

The second column shows the accumulation value of
the premiums paid at the stated interest rate. The
third
and sixth columns illustrate the cash values and the
fourth and seventh columns illustrate the cash
surrender values of the contract over the designated
period. The cash values shown in the third column
and the cash    surrender     values shown in the
fourth
column assume the monthly charge for cost of
insurance is based upon the current cost of
insurance
rates. The cash values shown in the sixth column and
the cash surrender values shown in the seventh
column assume the monthly charge for cost of
insurance is based upon the    maximum     cost of
insurance rates that we guarantee. The maximum cost of insurance rates allowable under the contract are based on the Commissioner's 1980 Standard
Ordinary Mortality Table. The fifth and eighth columns illustrate the death benefit of a contract over the designated period. The illustrations of death benefits reflect the same assumptions as the cash value and cash surrender values. The illustrations shown are those for Death Benefit Options 1 and 2 using The Standard Corridor Table. The death benefits and cash values vary if the enhanced corridor table has been selected. A personalized illustration will be provided upon request. Please contact your Agent or Midland at the executive office if you would like to request one.

The amounts shown for the death benefit, cash values, and cash surrender values reflect the fact that the net hyopthetical investment return of the divisions of our Separate Account is lower than the hyopthetical gross, after-tax return on the assets in the Funds, as a result of expenses paid by the Funds and charges levied against the divisions of our Separate Account. The illustrations also reflect the 2.25% sales charge deduction from each premium, the 2.25% state premium tax deduction and the 1.5% federal tax charge from each premium, the $10.00 per month policy charge (on a current basis this is $10/month in years 1-10 and $5/month thereafter) the expense charge, as well as current and guaranteed cost of insurance charges.

The contract values shown assume daily investment
advisory fees and operating expenses equivalent to
an
annual rate of    0.80% 0.79%     of the aggregate
average
daily net assets of the Portfolios of the Funds (the
average rate of the Portfolios for the period ending
December 31,    1998 1999    ). The actual fees and
expenses associated with the contract may be more or
less than    0.80% 0.79%     and will depend on how
allocations are made to each investment division.
The MFS VIT New Discovery, The Lord Abbett VC Mid-
Cap Value    and     The Lord Abbett VC
International    and
VIP II Index 500     portfolios contain an expense
reimbursement arrangement whereby the portfolios
expenses have a limit.  Without this arragement,
expenses would be higher and the average of    0.80%
0.79%     would be higher.  This would result in
lower
values than what are shown in the illustrations.
Midland cannot predict whether such arrangements
will continue. See footnotes (2) and (5) on pages 25
and 26 for further information on the limits on
other
expenses.  The contract values also take into
account
a daily charge to each division of Separate Account
A for assuming mortality and expense risks which is
equivalent to a charge at an annual rate of .50%
(.25% after year 10 on both a current and guaranteed
basis) of the average net assets of the divisions of
Separate Account A. After reductions for the
mortality and expense risk charge and average
portfolio expenses, the assumed gross investment
rates of 0%, 6%, and 12% correspond to approximate
net annual rates of    -1.30% -1.29%, 4.70%, 4.71%
and
10.70% 10.71%     respectively    (-1.05%, -1.04%,
4.95%, 4.96% and 10.95% 10.96%     after year 10).
The approximate net annual rates do not include cost
of insurance charges, surrender charges,    policy
contract     charges, premium tax charges, sales
charges,
   premium tax charges    , expense charges nor any
charges for additional benefits.

The tables illustrate the contract values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no contract loans have been made.
The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the contract owner varied the amount or frequency of premium payments. The tables also assume that the contract owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no contract loans have been taken, and that no transfers have been made and no transfer charges imposed.



MIDLAND NATIONAL LIFE INSURANCE COMPANY - VSL

DEATH BENEFIT OPTION 1 STANDARD CORRIDOR TABLE	FACE
AMOUNT: $1,000,000
MALE PREFERRED NON-SMOKER ISSUE AGE 55	FEMALE
PREFERRED NON-SMOKER
ISSUE AGE 55
ASSUMED ANNUAL PREMIUM(1): $15,000 	HYPOTHETICAL
GROSS ANNUAL RATE OF
RETURN: 0%

PREMIUMS		ASSUMING CURRENT COSTS	ASSUMING GUARANTEED COSTS

   	PREMIUMS	   CASH	                    CASH
END	ACCUMULATED	   VALUE(2)   CASH              VALUE(2)  CASH
OF	AT 5% INTEREST CONTRACT   SURRENDER DEATH   CONTRACT  SURRENDER DEATH
YEAR  PER YEAR       FUND       VALUE     BENEFIT FUND      VALUE     BENEFIT
1             15,750 11,890             0 1,000,000 11,874         0  1,000,000
2             32,288 23,619         9,019 1,000,000 23,506     8,906 1,000,000
3             49,652 35,185        21,315 1,000,000 34,878    21,008 1,000,000
4             67,884 46,588        33,448 1,000,000 45,966    32,826 1,000,000
5             87,029 57,821        45,411 1,000,000 56,740    44,330 1,000,000
6            107,130 68,892        57,212 1,000,000 67,166    55,486 1,000,000
7            128,237 79,810        68,860 1,000,000 77,197    66,247 1,000,000
8            150,398 90,564        80,344 1,000,000 86,768    76,548 1,000,000
9            173,668 101,150       91,660 1,000,000 95,800    86,310 1,000,000
10           198,102 111,569      102,809 1,000,000 104,202   95,442 1,000,000
11           223,757 124,102      116,072 1,000,000 113,788  105,758 1,000,000
12           250,695 136,454      129,154 1,000,000 122,531  115,231 1,000,000
13           278,979 148,603      142,033 1,000,000 130,325  123,755 1,000,000
14           308,678 160,533      154,693 1,000,000 137,050  131,210 1,000,000
15           339,862 172,199      169,279 1,000,000 142,545  139,625 1,000,000
16           372,605 183,558      183,558 1,000,000 146,594  146,594 1,000,000
17           406,986 194,605      194,605 1,000,000 148,902  148,902 1,000,000
18           443,085 205,297      205,297 1,000,000 149,079  149,079 1,000,000
19           480,989 215,587      215,587 1,000,000 146,650  146,650 1,000,000
20           520,789 225,419      225,419 1,000,000 141,080  141,080 1,000,000
21           562,578 234,717      234,717 1,000,000 131,775  131,775 1,000,000
22           606,457 243,376      243,376 1,000,000 118,083  118,083 1,000,000
23           652,530 251,267      251,267 1,000,000 99,253    99,253 1,000,000
24           700,906 258,250      258,250 1,000,000 74,366    74,366 1,000,000
25           751,702 264,160      264,160 1,000,000 42,185    42,185 1,000,000

30         1,046,412 267,867      267,867 1,000,000      0         0 1,000,000

35         1,422,545 180,134      180,134 1,000,000      0         0 1,000,000

40         1,902,596       0            0 1,000,000      0         0 1,000,000

45         2,515,277       0            0 1,000,000      0         0 1,000,000

1. ASSUMES A $15,000 PREMIUM IS PAID AT THE
BEGINNING OF EACH CONTRACT
YEAR. VALUES
WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A
DIFFERENT FREQUENCY OR IN
DIFFERENT AMOUNTS.

2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS
HAVE BEEN MADE. ZERO
VALUES
INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL
PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN
ABOVE ARE ILLUSTRATIVE
ONLY AND SHOULD NOT BE DEEMED
A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES
OF RETURN. ACTUAL
INVESTMENT RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A
NUMBER OF FACTORS,
INCLUDING THE INVESTMENT
ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT
RATES OF RETURN FOR
THE FUND SERIES. THE CASH VALUE,
SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT
WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL
INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF
YEARS, BUT
FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE
MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT
RATE OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY - VSL

DEATH BENEFIT OPTION 1 STANDARD CORRIDOR TABLE	FACE
AMOUNT: $1,000,000
MALE PREFERRED NON-SMOKER ISSUE AGE 55	FEMALE
PREFERRED NON-SMOKER
ISSUE AGE 55
ASSUMED ANNUAL PREMIUM(1): $15,000 	HYPOTHETICAL
GROSS ANNUAL RATE OF
RETURN: 6%

PREMIUMS		ASSUMING CURRENT COSTS	ASSUMING GUARANTEED COSTS

   	PREMIUMS	   CASH	                    CASH
END	ACCUMULATED	   VALUE(2)   CASH              VALUE(2)  CASH
OF	AT 5% INTEREST CONTRACT   SURRENDER DEATH   CONTRACT  SURRENDER DEATH
YEAR  PER YEAR       FUND       VALUE     BENEFIT FUND      VALUE     BENEFIT
1             15,750 12,670             0 1,000,000 12,620          0 1,000,000
2             32,288 25,929        11,329 1,000,000 25,713     11,113 1,000,000
3             49,652 39,800        25,930 1,000,000 39,279     25,409 1,000,000
4             67,884 54,311        41,171 1,000,000 53,315     40,175 1,000,000
5             87,029 69,481        57,071 1,000,000 67,812     55,402 1,000,000
6            107,130 85,350        73,670 1,000,000 82,755     71,075 1,000,000
7            128,237 101,956       91,006 1,000,000 98,116     87,166 1,000,000
8            150,398 119,320      109,100 1,000,000 113,853   103,633 1,000,000
9            173,668 137,476      127,986 1,000,000 129,904   120,414 1,000,000
10           198,102 156,457      147,697 1,000,000 146,200   137,440 1,000,000
11           223,757 178,760      170,730 1,000,000 164,634   156,604 1,000,000
12           250,695 202,123      194,823 1,000,000 183,254   175,954 1,000,000
13           278,979 226,578      220,008 1,000,000 201,985   195,415 1,000,000
14           308,678 252,166      246,326 1,000,000 220,740   214,900 1,000,000
15           339,862 278,903      275,983 1,000,000 239,399   236,479 1,000,000
16           372,605 306,814      306,814 1,000,000 257,798   257,798 1,000,000
17           406,986 335,960      335,960 1,000,000 275,713   275,713 1,000,000
18           443,085 366,375      366,375 1,000,000 292,846   292,846 1,000,000
19           480,989 398,100      398,100 1,000,000 308,844   308,844 1,000,000
20           520,789 431,175      431,175 1,000,000 323,320   323,320 1,000,000
21           562,578 465,636      465,636 1,000,000 335,865   335,865 1,000,000
22           606,457 501,516      501,516 1,000,000 346,045   346,045 1,000,000
23           652,530 538,850      538,850 1,000,000 353,382   353,382 1,000,000
24           700,906 577,693      577,693 1,000,000 357,293   357,293 1,000,000
25           751,702 618,120      618,120 1,000,000 356,997   356,997 1,000,000

30         1,046,412 848,648      848,648 1,000,000 238,277   238,277 1,000,000

35         1,422,545 1,148,644  1,148,644 1,206,077       0         0 1,000,000

40         1,902,596 1,528,099  1,528,099 1,543,380       0         0 1,000,000

45         2,515,277 2,027,943  2,027,943 2,027,943       -         - 1,000,000

1. ASSUMES A $15,000 PREMIUM IS PAID AT THE
BEGINNING OF EACH CONTRACT
YEAR. VALUES
WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A
DIFFERENT FREQUENCY OR IN
DIFFERENT AMOUNTS.
2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS
HAVE BEEN MADE. ZERO
VALUES
INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL
PREMIUM PAYMENT.
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN
ABOVE ARE ILLUSTRATIVE
ONLY AND SHOULD NOT BE DEEMED
A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES
OF RETURN. ACTUAL
INVESTMENT RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A
NUMBER OF FACTORS,
INCLUDING THE INVESTMENT
ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT
RATES OF RETURN FOR
THE FUND SERIES. THE CASH VALUE,
SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT
WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL
INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF
YEARS, BUT
FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE
MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT
RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY - VSL

DEATH BENEFIT OPTION 1 STANDARD CORRIDOR TABLE	FACE
AMOUNT: $1,000,000
MALE PREFERRED NON-SMOKER ISSUE AGE 55	FEMALE
PREFERRED NON-SMOKER
ISSUE AGE 55
ASSUMED ANNUAL PREMIUM(1): $15,000 	HYPOTHETICAL
GROSS ANNUAL RATE OF
RETURN: 12%

PREMIUMS		ASSUMING CURRENT COSTS	ASSUMING GUARANTEED COSTS

   	PREMIUMS	   CASH	                    CASH
END	ACCUMULATED	   VALUE(2)   CASH              VALUE(2)  CASH
OF	AT 5% INTEREST CONTRACT   SURRENDER DEATH   CONTRACT  SURRENDER DEATH
YEAR  PER YEAR       FUND       VALUE     BENEFIT FUND      VALUE     BENEFIT
1            15,750 13,451              0 1,000,000 13,399          0 1,000,000
2            32,288 28,334         13,734 1,000,000 28,109     13,509 1,000,000
3            49,652 44,800         30,930 1,000,000 44,247     30,377 1,000,000
4            67,884 63,014         49,874 1,000,000 61,942     48,802 1,000,000
5            87,029 83,155         70,745 1,000,000 81,330     68,920 1,000,000
6           107,130 105,438        93,758 1,000,000 102,558    90,878 1,000,000
7           128,237 130,097       119,147 1,000,000 125,782   114,832 1,000,000
8           150,398 157,375       147,155 1,000,000 151,159   140,939 1,000,000
9           173,668 187,549       178,059 1,000,000 178,856   169,366 1,000,000
10          198,102 220,929       212,169 1,000,000 209,058   200,298 1,000,000
11          223,757 260,542       252,512 1,000,000 244,010   235,980 1,000,000
12          250,695 304,458       297,158 1,000,000 282,152   274,852 1,000,000
13          278,979 353,137       346,567 1,000,000 323,809   317,239 1,000,000
14          308,678 407,096       401,256 1,000,000 369,356   363,516 1,000,000
15          339,862 466,894       463,974 1,000,000 419,220   416,300 1,000,000
16          372,605 533,165       533,165 1,000,000 473,889   473,889 1,000,000
17          406,986 606,652       606,652 1,000,000 533,936   533,936 1,000,000
18          443,085 688,171       688,171 1,000,000 600,055   600,055 1,000,000
19          480,989 778,649       778,649 1,000,000 673,137   673,137 1,000,000
20          520,789 879,146       879,146 1,000,000 754,367   754,367 1,000,000
21          562,578 990,864       990,864 1,040,407 845,317   845,317 1,000,000
22          606,457 1,114,837 1,114,837 1,170,578 948,073     948,073 1,000,000
23          652,530 1,252,311 1,252,311 1,314,927 1,063,189 1,063,189 1,116,348
24          700,906 1,404,735 1,404,735 1,474,972 1,190,043 1,190,043 1,249,545
25          751,702 1,573,702 1,573,702 1,652,387 1,329,732 1,329,732 1,396,219

30        1,046,412 2,734,197 2,734,197 2,870,907 2,263,718 2,263,718 2,376,904

35        1,422,545 4,651,668 4,651,668 4,884,251 3,722,555 3,722,555 3,908,683

40        1,902,596 7,835,017 7,835,017 7,913,367 6,077,828 6,077,828 6,138,606

45 2,515,277 13,275,651 13,275,651 13,275,651 10,204,277 10,204,277 10,204,277


1. ASSUMES A $15,000 PREMIUM IS PAID AT THE
BEGINNING OF EACH CONTRACT YEAR. VALUES
WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A
DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS
HAVE BEEN MADE. ZERO VALUES
INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL
PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN
ABOVE ARE ILLUSTRATIVE
ONLY AND SHOULD NOT BE DEEMED
A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES
OF RETURN. ACTUAL
INVESTMENT RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A
NUMBER OF FACTORS,
INCLUDING THE INVESTMENT
ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT
RATES OF RETURN FOR
THE FUND SERIES. THE CASH VALUE,
SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT
WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL
INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF
YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO
REPRESENTATION CAN BE
MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT
RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.

Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the Insured Person on his/her birthday which immediately precedes the Contract Date.

Beneficiary means the person or persons to whom the contract's death benefit is paid when the Last Surviving
Insured Person dies.

Business Day means any day we are open and the New
York Stock Exchange is are open for trading. The holidays
which we are closed but the New York Stock Exchange
is open are the day
after    Thanksgiving, December 23, 1999
and December 31, 1999 and December 26, 2000.
These days along with
the days the New York Stock Exchange is
not open for trading will not be counted as Business
Days.

Cash Value means the total amount of monies in our Separate Account A attributable to your in force contract. It also includes monies in our General
Account for your contract.

Cash Surrender Value means the Cash Value on the date of surrender, less any Surrender Charges.

Contract Anniversary: The same month and day of the Contract Date in each year following the Contract Date.

Contract Date means the date from which Contract
Anniversaries and Contract Years are determined.

Contract Month means a month that starts on a Monthly Anniversary and ends on the following Monthly Anniversary.

Contract Year means a year that starts on the Contract Date or on each anniversary thereafter.

Death Benefit means the amount payable under your contract when the Last Surviving Insured Person dies.

   Equal Age An Equal Age calculation changes many possible combinations of issue ages, risk classes, substandard ratings and sexes of two lives into a single equal age. This equal age is used for setting various charges and the minimum premium. Different companies may use different methods in deriving the equal age. See Appendix A for the method used by Midland National Life in deriving the equal age for this VSL product.

Evidence of Insurability means evidence, satisfactory to us, that the insured person is insurable and meets our underwriting standards.

Executive Office means where you write to us to pay premiums or take other action, such as transfers between investment divisions, changes in Face Amount, or other such action regarding your contract. The address is:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

Funds mean the investment companies, more commonly called mutual funds, available for investment by Separate
Account A on the Contract Date or as later changed by us.

In Force means the Insured Persons' lives remain insured under the terms of the contract.

Investment Division means a division of Separate
Account A which invests
exclusively in the shares of a specified
Portfolio of the Fund.

Minimum Premium Period: This is the period of time beginning on the
Contract Date and ending five years from the Contract Date.

Modified Endowment Contract is a contract where premiums are paid more rapidly than the rate defined by a 7-Pay Test.

Monthly Anniversary means the day of each month that has the same numerical date as the Contract Date.

Net Cash Surrender Value means the Cash Surrender
Value less any outstanding contract loan.

Net Premium means the premium paid less the 6% deduction for the sales charge, Federal taxes and state premium taxes, and less any per premium expense charge.

Record Date means the date the contract is recorded on Our books as an In Force contract.

Separate Account means Our Separate Account A which receives and invests your net premiums under the contract.

Surrender Charges means a charge made only upon surrender of the contract.


Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the Funds. The information does not indicate or represent future performance.

Total return quotations reflect changes in Funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deductions from the cash value (the policy charge the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. Therefore, these returns do not show how actual investment performance will affect contract benefits.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Midland may provide individual hypothetical illustrations of cash value, cash surrender value, and death benefits based on the Funds' historical investment returns.
These illustrations
will reflect the deduction of expenses in the Funds and the deduction of contract charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the cash value and the surrender charge. The illustrations do not indicate what contract benefits will be in the future.


Appendix A

Equal Age Calculation

An Equal Age (EA) calculation changes many possible combinations of ages, risk classes, substandard ratings and sexes of two lives into a single EA which is used for setting various charges and the minimum premium. Midland
National Life's VSL product uses the Equal Age calculation shown below.

The surrender charges, the expense charge and the minimum premium are based on the EA of the policy at the time of issue. The steps to calculating the EA are as follows:

1.	Smoker Adjustment.  Adjust the age of any
insured who is
classified as a Smoker as follows:
	      	Male	Female	Unisex
      		+5	+3	      +4
	Note: The individual age cannot exceed 85 nor
be less than 20
before adjustments.
	The preferred class does not allow for
individual ages which
exceed 80.
2.	Female Adjustment.  Reduce the age of all
females by 5 years.
Reduce the age of all unisex by 1 year.
3.	Table Rating Adjustment.  Increase the age of
any rated insureds
according to the following table.
	Table Rating  0	1	2	3	4	5
	6	7	8
	9	10	11	12	13	14	15	16
	Uninsurable
	Age Increase  0	2	4	6	7	8
	9	10	11
	12	13	14	15	16	17	18	19
	30
4.	Cap Adjusted Age at 110.  If the adjusted age
for any individual
exceeds age 110, we will reduce the adjusted
age to age 110.
5.	Age Difference Adjustment.  The ages need to
be adjusted for the
difference in ages.  After making the above
adjustments, subtract the younger age from the older
age.  Using the
table below, find the Age Difference
Adjustment and add this to the younger Adjusted Age.
		Age		Age
		Difference	Adjustment	Difference
	Adjustment
		0	0	45-47	13
		1-2	1	48-50	14
		3-4	2	51-53	15
		5-6	3	54-56	16
		7-9	4	57-60	17
		10-12	5	61-64	18
		13-15	6	65-69	19
		16-18	7	70-75	20
		19-23	8	76-82	21
		24-28	9	83-91	22
		29-34	10	92-100	23
		35-39	11
		40-44	12

	The Maximum EA allowed is 85 and the minimum is 20. EAs which do not fall into these limits do not qualify for issue.

	Example 1:  Assume the policy has a 55 year
old Male Smoker who is
standard and a 63 year old Female Non-
Smoker with a table 6 rating.
		                  Male	Female
	Initial Age	            55	63
	Step 1 Adjustment	      +5	-
	Step 2 Adjustment	       -	-5
	Step 3 Adjustment    	-	+9
	Total Step 1, 2 and 3	60	67
	Step 4 Adjustment	        N/A
	Step 5 Adjustment     	+4
	Equal Age is 64.

Financial Statements

The financial statements of Midland National Life
Insurance Company included in this prospectus should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland to meet its obligations under the Contracts.
They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.



VSL00.txt

Report of Independent Accountants

The Board of Directors and Stockholder

Midland National Life Insurance Company:
In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Midland National Life Insurance Company Separate Account A (comprising, respectively, the portfolios of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the Massachusetts Financial Services, and the Lord, Abbett & Company) at December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




March 31, 2000

Midland National Life Insurance Company
Separate Account A
Statement of Assets
at December 31, 1999









                                                                  Value
                                                                   Per
                ASSETS                                Shares      Share
Investments at net asset value:
  Variable Insurance Products Fund:
  Money Market Portfolio (cost $4,656,942)           4,656,942      1.00 4,656,942
  High Income Portfolio (cost $3,667,197)              314,343     11.31     3,555,219
  Equity-Income Portfolio (cost $17,751,309)           745,499     25.71    19,166,789
  Growth Portfolio (cost $33,084,831)                  838,371     54.93    46,051,700
  Overseas Portfolio (cost $5,322,595)                 268,241     27.44     7,360,544

Variable Insurance Products Fund II:
  Asset Manager Portfolio (cost $7,209,641)            429,574     18.67     8,020,155
  Investment Grade Bond Portfolio (cost $1,478,325)    121,340     12.16     1,475,493
  Index 500 Portfolio (cost $20,437,252)               142,539    167.41    23,862,419
  Contrafund Portfolio (cost $15,695,012)              674,623     29.15    19,665,270
  Asset Manager Growth: Portfolio (cost $3,693,281)    229,041     18.38     4,209,771

Variable Insurance Products Fund III:
  Balanced Portfolio (cost $1,270,326)                  82,159     16.00     1,314,548
  Growth & Income Portfolio (cost $4,170,767)          255,647     17.30     4,422,690
  Growth Opportunities Portfolio (cost $6,298,637)     285,580     23.15     6,611,175

American Century Variable Portfolios, Inc.:
  Balanced Portfolio (cost $545,614)                    72,785      7.79       566,994
  Capital Appreciation Portfolio (cost $573,714)        56,048     14.84       831,750
  International Portfolio (cost $2,200,431)            271,028     12.50     3,387,853
  Value Portfolio (cost $1,219,680)                    193,154      5.95     1,149,267
  Income & Growth Portfolio (cost $498,286)             67,977      8.00       543,814

Massachusetts Financial Services:
  VIT Emerging Growth Series (cost $1,462,604)          56,152     37.94     2,130,426
  VIT Growth with Income Series (cost $314,045)         15,379     21.31       327,730
  VIT New Discovery Series (cost $198,640)              15,087     17.27       260,546
  VIT Research Series (cost $795,736)                   40,215     23.34       938,619

Lord, Abbett & Company:
  VC Growth & Income Portfolio (cost $450,509)          20,007     22.16       443,354
  VC Mid-Cap Value Portfolio (cost $6,265)                 661      9.82         6,486
  VC International Portfolio (cost $5,307)                 465     11.87         5,519

Total investments (cost $133,006,944)                                    $ 160,965,073


Midland National Life Insurance Company
Separate Account A
Statement of Assets, Continued
at December 31, 1999



                                                                    Value
                                                                     Per
                 NET ASSETS                            Units         Unit
Net assets represented by:
  Variable Insurance Products Fund:
  Money Market Portfolio                               371,899     12.52    $4,656,942
  High Income Portfolio                                191,212     18.59     3,555,219
  Equity-Income Portfolio                              833,908     22.98    19,166,789
  Growth Portfolio                                   1,106,225     41.63    46,051,700
  Overseas Portfolio                                   281,937     26.11     7,360,544

Variable Insurance Products Fund II:
  Asset Manager Portfolio                              314,201     25.53     8,020,155
  Investment Grade Bond Portfolio                      106,290     13.88     1,475,493
  Index 500 Portfolio                                1,143,206     20.87    23,862,419
  Contrafund Portfolio                                 919,568     21.39    19,665,270
  Asset Manager: Growth Portfolio                      238,862     17.62     4,209,771

Variable Insurance Products Fund III:
  Balanced Portfolio                                    97,602     13.47     1,314,548
  Growth & Income Portfolio                            267,074     16.56     4,422,690
  Growth Opportunities Portfolio                       440,086     15.02     6,611,175

American Century Variable Portfolios, Inc.:
  Balanced Portfolio                                    40,629    13.96        566,994
  Capital Appreciation Portfolio                        48,931    17.00        831,750
  International Portfolio                              169,545    19.98      3,387,853
  Value Portfolio                                       95,479    12.04      1,149,267
  Income & Growth Portfolio                             38,925    13.97        543,814

Massachusetts Financial Services:
  VIT Emerging Growth Series                            96,719    22.03      2,130,426
  VIT Growth with Income Series                         26,812    12.22        327,730
  VIT New Discovery Series                              11,736    22.20        260,546
  VIT Research Series                                   64,738    14.50        938,619

Lord, Abbett & Company:
  VC Growth & Income Portfolio                          33,277    13.32        443,354
  VC Mid-Cap Value Portfolio                               630    10.29          6,486
  VC International Portfolio                               428    12.89          5,519

  Net assets                                                              $160,965,073


Midland National Life Insurance Company
Separate Account A


Statements of Operations and Changes in Net Assets for the years ended December 31, 1999, 1998 and 1997



Combined
                                               1999        1998         1997
Investment income:
Dividend income                              $1,485,972    $980,408    $676,790
Capital gains distributions                   5,126,967   4,404,907   1,587,492

                                              6,612,939   5,385,315   2,264,282

Expenses:
Administrative expense                           139,610    112,287      84,730
Mortality and expense risk                     1,124,796    660,451     427,879

Net investment income (loss)                   5,348,533  4,612,577   1,751,673

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments     6,968,775   2,782,785   2,741,725

Net unrealized appreciation (depreciation) on
Investments                                   13,329,487   7,854,876   3,254,492
Net realized and unrealized gains (losses) on
investments                                   20,298,262  10,637,661   5,996,217
Net increase (decrease) in net assets resulting
from operations                             $ 25,646,795 $15,250,238 $ 7,747,890
Net assets at beginning of year             $ 98,414,651 $54,189,603 $32,499,879
Net increase (decrease) in net assets resulting from
operations                                    25,646,795  15,250,238   7,747,890
Capital shares transactions:
Net premiums                                  55,894,834  40,629,334  21,376,417
Transfers of policy loans                     (3,027,080) (1,812,692) (1,016,654)
Transfers of cost of insurance               (10,455,885) (6,444,223) (4,261,689)
Transfers of surrenders                       (5,196,901) (3,055,075) (2,042,224)
Transfers of death benefits                     (136,802)   (144,047)    (38,948)
Transfers of other terminations                 (322,175)   (198,487)    (75,068)
Interfund and net transfers to general account   147,636          -           -
Net increase in net assets from capital share
transactions                                  36,903,627  28,974,810  13,941,834
Total increase in net assets                  62,550,422  44,225,048  21,689,724
Net assets at end of year                   $160,965,073 $98,414,651 $54,189,603


Variable Insurance Products Fund


        Money Market Portfolio                 High Income Portfolio
     1999       1998         1997          1999         1998        1997
$  184,312   $  123,409   $   94,654   $  297,898   $  178,129   $  104,881
                                           11,138      113,186       12,963
   184,312      123,409       94,654      309,036      291,315      117,844
     2,956        2,905        3,462        4,861        4,792        3,598
    32,625       20,969       16,588       31,332       26,040       18,244
   148,731       99,535       74,604      272,843      260,483       96,002
                                         (168,077)      44,450       42,799
                                          120,076     (460,189)     137,622
                                          (48,001)    (415,739)     180,421
$  148,731   $   99,535   $   74,604   $  224,842   $ (155,256)   $ 276,423
$2,731,098   $1,393,023   $1,672,741   $3,163,974   $2,830,980   $1,421,414
   148,731       99,535       74,604      224,842     (155,256)     276,423
 3,387,118    1,970,072    1,828,298    1,057,899    1,477,592      876,690
  (137,095)     (96,356)      18,183      (71,479)     (94,338)     (37,241)
  (198,599)    (148,349)    (119,358)    (301,939)    (251,359)    (207,138)
  (913,421)    (450,390)    (914,181)    (377,937)    (287,811)     (78,445)
       (62)                     (130)      (2,669)        (336)      (1,051)
    (2,870)        (519)      (1,028)      (3,359)      (2,422)      (1,570)
  (357,958)     (35,918)  (1,166,106)    (134,113)    (353,076)     581,898
 1,777,113    1,238,540     (354,322)     166,403      488,250    1,133,143
 1,925,844    1,338,075     (279,718)     391,245      332,994    1,409,566
$4,656,942   $2,731,098   $1,393,023   $3,555,219   $3,163,974   $2,830,980


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1999, 1998 and 1997


                                                  Variable Insurance Products Fund
                                                      Equity-Income Portfolio
                                                  1999           1998            1997
Investment income:
Dividend income                               $   241,870    $   145,189    $   107,918
Capital gains distributions                       534,659        516,702        542,585
                                                  776,529        661,891        650,503
Expenses:
Administrative expense                             23,087         20,642         16,434
Mortality and expense risk                        163,697        114,253         80,523

Net investment income (loss)                      589,745        526,996        553,546

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments        702,551        464,171        465,017

Net unrealized appreciation (depreciation) on
investments                                      (438,403)       297,365        820,036

Net realized and unrealized gains (losses) on
investments                                       264,148        761,536      1,285,053


Net increase (decrease) in net assets resulting
from operations                               $   853,893    $ 1,288,532    $ 1,838,599

Net assets at beginning of year               $15,731,177    $10,118,500    $ 6,148,229

Net increase (decrease) in net assets resulting from
operations                                        853,893      1,288,532      1,838,599

Capital shares transactions:
Net premiums                                    5,797,797      6,101,737      3,188,435
Transfers of policy loans                        (438,545)      (286,720)      (198,994)
Transfers of cost of insurance                 (1,512,678)    (1,071,429)      (757,555)
Transfers of surrenders                          (585,741)      (380,774)      (171,987)
Transfers of death benefits                       (17,919)       (42,005)       (16,504)
Transfers of other terminations                   (82,773)       (43,973)       (17,833)
Interfund and net transfers to general account   (578,422)        47,309        106,110

Net increase in net assets from capital share
transactions                                    2,581,719      4,324,145      2,131,672

Total increase in net assets                    3,435,612      5,612,677      3,970,271

Net assets at end of year                     $19,166,789    $15,731,177    $10,118,500







Variable Insurance Products Fund
           Growth Portfolio                                   Overseas Portfolio
     1999         1998          1997             1999         1998          1997
$    51,552   $    90,127   $    80,524     $    75,635   $    74,765   $    47,188
  3,241,329     2,357,538       360,439         121,991       220,360       187,323

  3,292,881     2,447,665       440,963         197,626       295,125       234,511

     51,850        38,417        28,874           8,600         7,786         6,468
    314,847       197,513       152,938          50,231        39,797        17,378

  2,926,184     2,211,735       259,151         138,795       247,542       210,665

  2,439,437       998,269     1,336,185         200,191       101,507       154,287

  6,119,672     4,140,818     1,180,231       1,772,376        78,405       (83,491)

  8,559,109     5,139,087     2,516,416       1,972,567       179,912        70,796

$11,485,293   $ 7,350,822   $ 2,775,567     $ 2,111,362   $   427,454   $   281,461

$28,503,893   $17,132,404   $11,699,876     $ 4,895,040   $ 3,708,222   $ 2,587,815

 11,485,293     7,350,822     2,775,567       2,111,362       427,454       281,461

 10,176,313     7,318,889     5,149,531       1,397,618     1,583,685     1,410,695
   (889,497)     (590,467)     (446,688)       (169,168)      (97,787)      (91,175)
 (2,167,948)   (1,601,618)   (1,357,432)       (378,999)     (366,371)     (324,642)
 (1,471,759)     (817,281)     (354,778)       (189,968)     (255,013)      (94,010)
    (35,465)      (23,796)      (14,755)         (7,260)       (4,169)       (3,223)
    (87,911)      (57,078)      (34,808)         (9,915)       (3,207)       (2,361)
    538,781      (207,982)     (284,109)       (288,166)      (97,774)      (56,338)

  6,062,514     4,020,667     2,656,961         354,142       759,364       838,946

 17,547,807    11,371,489     5,432,528       2,465,504     1,186,818     1,120,407

$46,051,700   $28,503,893   $17,132,404     $ 7,360,544   $ 4,895,040   $ 3,708,222


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1999, 1998 and 1997



                                             Variable Insurance Products Fund II
                                                   Asset Manager Portfolio
                                              1999              1998            1997
Investment income:
Dividend income                            $  242,526     $  187,684     $  158,180
Capital gains distributions                   307,200        563,053        396,791
                                              549,726        750,737        554,971

Expenses:
Administrative expense                         13,150         12,260         10,361
Mortality and expense risk                     68,917         58,657         54,683

Net investment income (loss)                  467,659        679,820        489,927

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments    219,173        155,701        198,545
Net unrealized appreciation (depreciation) on
investments                                    46,216         18,174        208,315

Net realized and unrealized gains (losses) on
investments                                   265,389        173,875        406,860

Net increase (decrease) in net assets resulting
from operations                            $  733,048     $  853,695     $  896,787

Net assets at beginning of year            $7,287,457     $5,864,777     $4,483,785

Net increase (decrease) in net assets resulting from
operations                                    733,048        853,695        896,787

Capital shares transactions:
Net premiums                                1,422,179      1,504,185      1,304,321
Transfers of policy loans                    (167,137)      (174,116)      (100,858)
Transfers of cost of insurance               (466,509)      (449,699)      (423,781)
Transfers of surrenders                      (309,764)      (249,884)      (123,302)
Transfers of death benefits                   (10,107)       (12,156)          (158)
Transfers of other terminations               (15,401)       (15,437)        (3,731)
Interfund and net transfers to general
account                                      (453,611)       (33,908)      (168,286)

Net increase in net assets from capital share
transactions                                     (350)       568,985        484,205

Total increase in net assets                  732,698      1,422,680      1,380,992

Net assets at end of year                  $8,020,155     $7,287,457     $5,864,777



Variable Insurance Products Fund II


      Investment Grade Bond Portfolio                 Index 500 Portfolio
     1999          1998          1997          1999          1998          1997
$   45,131    $   39,734    $   46,902    $   128,287    $    58,842  $   17,532
    14,159         4,714                       87,052        136,288      35,574

    59,290        44,448        46,902        215,339        195,130      53,106

     1,699         1,721         1,572         13,208          9,557       5,431
    11,583         8,643         8,015        157,133         71,255      33,893
    46,008        34,084        37,315         44,998        114,318      13,782

    (4,421)       15,445        12,052      1,778,768        478,120     213,675

   (66,827)       20,815         9,013      1,472,113      1,380,373     455,684

   (71,248)       36,260        21,065      3,250,881      1,858,493     669,359

$  (25,240)   $   70,344    $   58,380    $ 3,295,879    $ 1,972,811  $  683,141

$1,142,457    $  823,750    $  757,993    $12,222,424    $ 4,566,701  $1,340,570

   (25,240)       70,344        58,380      3,295,879      1,972,811     683,141

   632,765       397,712       233,307     10,595,877      6,643,119   2,611,727
   (33,143)      (10,939)        2,346       (405,576)      (200,663)   (39,650)
  (113,723)      (88,089)      (83,015)    (1,794,224)      (886,807)  (393,476)
   (43,742)      (53,582)     (105,722)      (435,170)      (183,244)   (54,915)
    (3,144)       (3,204)         (618)       (23,612)       (16,201)    (1,332)
      (567)         (927)         (505)       (40,320)       (17,516)    (4,272)
   (80,170)        7,392       (38,416)       447,141        344,224     424,908

   358,276       248,363         7,377      8,344,116      5,682,912   2,542,990

   333,036       318,707        65,757     11,639,995      7,655,723   3,226,131

$1,475,493   $ 1,142,457    $  823,750    $23,862,419    $12,222,424 $ 4,566,701


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1998, 1997 and 1996



                                                  Variable Insurance Products Fund II



                                                        Contrafund Portfolio
                                                  1999           1998           1997

Investment income:
Dividend income                               $    56,072    $    37,587    $    17,687
Capital gains distributions                       411,195        276,533         46,743

                                                  467,267        314,120         64,430

Expenses:
Administrative expense                             13,678         10,181          6,563
Mortality and expense risk                        129,843         68,560         33,820

Net investment income (loss)                      323,746        235,379         24,047

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments        996,724        405,977        248,167
Net unrealized appreciation (depreciation) on
investments                                     1,960,685      1,432,988        385,213

Net realized and unrealized gains (losses) on
investments                                     2,957,409      1,838,965        633,380

Net increase (decrease) in net assets resulting from
operations                                    $ 3,281,155    $ 2,074,344    $   657,427

Net assets at beginning of year               $11,030,567    $ 5,101,986    $ 1,919,525

Net increase (decrease) in net assets resulting from
operations                                      3,281,155      2,074,344        657,427

Capital shares transactions:
Net premiums                                    7,357,636      5,148,927      2,852,974
Transfers of policy loans                        (379,002)      (203,142)       (93,023)
Transfers of cost of insurance                 (1,342,024)      (746,910)      (414,073)
Transfers of surrenders                          (520,528)      (248,949)      (103,126)
Transfers of death benefits                       (22,308)       (24,534)        (1,177)
Transfers of other terminations                   (29,593)       (34,555)        (8,960)
Interfund and net transfers to general account    289,367        (36,600)       292,419

Net increase in net assets from capital share
transactions                                    5,353,548      3,854,237      2,525,034

Total increase in net assets                    8,634,703      5,928,581      3,182,461

Net assets at end of year                     $19,665,270    $11,030,567    $ 5,101,986


Variable Insurance Products II                       Variable Insurance Products Fund III


                                                           Growth & Income
Asset Manager: Growth Portfolio       Balanced Portfolio              Portfolio
    1999       1998       1997       1999      1998      1997      1999      1998      1997
$   69,487 $   28,628 $          $   17,288 $  3,696 $        $   12,182 $          $    1,324
   115,247    133,880        772     20,091    5,647              24,365      1,443      4,302

   184,734    162,508        772     37,379    9,343              36,547      1,443      5,626

     3,315      2,638      1,700         91       62       25        587        218         26
    31,033     17,363      9,040      9,164    3,005      320     27,720      6,973        370

   150,386    142,507     (9,968)    28,124    6,276     (345)     8,240     (5,748)     5,230

    99,198     30,155     65,245     15,035    6,509      191    185,719     37,985        473

   235,779    148,003    117,585     (6,334)  48,417    2,140     51,567    199,570        786

   334,977    178,158    182,830      8,701   54,926    2,331    237,286    237,555      1,259

$  485,363 $  320,665 $  172,862 $   36,825 $ 61,202 $  1,986 $  245,526 $  231,807 $    6,489

$2,756,403 $1,304,663 $  467,931 $  669,509 $121,777 $        $1,813,193 $  214,268 $

   485,363    320,665    172,862     36,825   61,202    1,986    245,526    231,807      6,489

 1,396,405  1,392,497    787,790    726,871  539,114  102,622  2,728,935  1,372,004    182,863
   (55,156)   (10,349)   (29,528)    (6,519)  (5,099)            (85,889)    (9,957)
(71)
  (277,111)  (221,079)  (122,121)  (112,524) (45,367)  (3,050)  (414,826)  (110,453)
(8,429)
   (73,603)   (21,053)   (39,420)    (6,723) (11,935)      (4)   (56,767)    (4,601)
(307)
      (613)       (91)
    (7,983)    (5,348)               (3,587)                      (5,993)      (433)
   (13,934)    (3,502)    67,149     10,696    9,817   20,223    198,511    120,558     33,723

   968,005  1,131,075    663,870    608,214  486,530  119,791  2,363,971  1,367,118    207,779

 1,453,368  1,451,740    836,732    645,039  547,732  121,777  2,609,497  1,598,925    214,268

$4,209,771 $2,756,403 $1,304,663 $1,314,548 $669,509 $121,777 $4,422,690 $1,813,193   $214,268


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1999, 1998 and 1997



                                                              Variable Insurance
                                                               Products Fund III
                                                              Growth Opportunities
                                                                    Portfolio
                                                         1999          1998         1997
Investment income:
Dividend income                                       $   38,764    $    8,299    $
Capital gains distributions                               72,472        28,848
                                                         111,236        37,147

Expenses:
Administrative expense                                     1,134           639         143
Mortality and expense risk                                46,053        15,685       1,194

Net investment income (loss)                              64,049        20,823      (1,337)

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments               223,702        50,809       4,463
Net unrealized appreciation (depreciation) on
investments                                             (105,022)      394,294      23,265

Net realized and unrealized gains (losses) on
investments                                              118,680       445,103      27,728

Net increase (decrease) in net assets resulting
from operations                                       $  182,729    $  465,926    $ 26,391

Net assets at beginning of year                       $3,552,709    $  544,175    $

Net increase (decrease) in net assets resulting from
operations                                               182,729       465,926      26,391

Capital shares transactions:
Net premiums                                           3,765,062     2,646,226     424,520
Transfers of policy loans                                (83,842)       (9,991)
Transfers of cost of insurance                          (633,052)     (234,192)    (19,831)
Transfers of surrenders                                  (93,710)      (27,363)       (536)
Transfers of death benefits                              (12,984)
Transfers of other terminations                          (22,217)       (6,801)
Interfund and net transfers to general account           (43,520)      174,729     113,631

Net increase in net assets from capital share
transactions                                           2,875,737     2,542,608     517,784

Total increase in net assets                           3,058,466     3,008,534     544,175

Net assets at end of year                             $6,611,175    $3,552,709    $544,175


American Century Variable Portfolios, Inc.
Capital Appreciation



    Balanced Portfolio                   Portfolio              International Portfolio
  1999      1998      1997       1999      1998      1997      1999       1998       1997
$  6,884 $  1,086  $          $         $         $         $          $    1,827  $
  47,498    6,735                           4,895                          18,759
  54,382    7,821                           4,895                          20,586

      32       20           5        78        41        10        550        239        38
   3,807    1,392         126     3,625     1,207       141     17,131      5,145       392
  50,543    6,409        (131)   (3,703)    3,647      (151)   (17,681)    15,202      (430)

  (9,315)  (1,944)        387    20,957   (14,210)     (425)   145,309     18,863       (34)

   2,280   18,540         559   248,994    14,374    (5,332) 1,131,790     54,979       652

  (7,035)  16,596         946   269,951       164    (5,757) 1,277,099     73,842       618

$ 43,508 $ 23,005  $      815  $266,248  $  3,811  $ (5,908)$1,259,418 $   89,044  $    188

$329,779 $ 52,097  $           $217,542  $ 73,008  $        $1,177,307 $  199,713  $

  43,508   23,005         815   266,248     3,811    (5,908) 1,259,418     89,044       188

 232,299  288,299      57,959   273,950   183,887    71,171  1,325,707  1,002,411   176,976
  (1,958)  (5,411)               (6,348)     (241)             (28,277)    (5,436)       45
 (52,048) (24,458)     (6,022)  (55,524)  (29,375)   (4,961)  (243,441)   (82,794)   (8,337)
  (8,705)  (5,978)       (110)   (4,395)  (13,744)     (126)   (76,073)   (12,709)   (1,208)
                                                                  (659)
    (487)  (5,006)                                                (529)    (5,265)
  24,606    7,231        (545)  140,277       196    12,832    (25,600)    (7,657)   32,049

 193,707  254,677      51,282   347,960   140,723    78,916    951,128    888,550   199,525

 237,215  277,682      52,097   614,208   144,534    73,008  2,210,546    977,594   199,713

$566,994 $329,779   $  52,097  $831,750  $217,542  $ 73,008 $3,387,853 $1,177,307  $199,713


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets,
Continued
for the years ended December 31, 1999, 1998 and 1997



                                                           American Century Variable
                                                               Portfolios, Inc.
                                                                          Income & Growth
                                                  Value Portfolio            Portfolio
                                                 1999      1998      1997      1999      1998
Investment income:
Dividend income                              $    8,547  $  1,367  $         $     18  $    39
Capital gains distributions                      80,972    16,326
                                                 89,519    17,693                  18       39

Expenses:
Administrative expense                              166       111         20       18
Mortality and expense risk                        9,012     3,549        214    2,297       10

Net investment income (loss)                     80,341    14,033       (234)  (2,297)      29

Realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments      (21,056)  (10,206)       698   11,286       38
Net unrealized appreciation (depreciation) on
investments                                     (91,791)   19,163      2,214   44,403    1,125

Net realized and unrealized gains (losses) on
investments                                    (112,847)    8,957      2,912   55,689    1,163

Net increase (decrease) in net assets resulting
from operations                              $  (32,506) $ 22,990   $  2,678 $ 53,392  $ 1,192

Net assets at beginning of year              $  778,580  $139,559   $        $ 32,520  $

Net increase (decrease) in net assets resulting from
operations                                      (32,506)   22,990      2,678   53,392    1,192

Capital shares transactions:
Net premiums                                    604,324   699,611    116,538  458,673   30,706
Transfers of policy loans                       (26,391)  (11,530)             (4,650)
Transfers of cost of insurance                 (146,617)  (82,653)    (8,468) (39,156)
(128)
Transfers of surrenders                         (11,525)  (24,446)       (47)  (6,230)
Transfers of death benefits                               (17,555)
Transfers of other terminations                    (341)                       (1,700)
Interfund and net transfers to general account  (16,257)   52,604     28,858   50,965      750

Net increase in net assets from capital share
transactions                                    403,193   616,031    136,881  457,902   31,328

Total increase in net assets                    370,687   639,021    139,559  511,294   32,520

Net assets at end of year                    $1,149,267  $778,580   $139,559 $543,814  $32,520




Massachusetts Financial Services



                                                         VIT New
    VIT Emerging             VIT Growth with             Discovery             VIT Research
    Growth Series            Income Series                Series                   Series
    1999       1998         1999       1998           1999       1998        1999       1998
$            $            $    271   $              $           $          $    853   $
                                                       4,805                  4,509
                               597                     4,805                  5,362

       138         4            14                         8                    378        54
     5,706        46         1,242         5             670          1       5,028       349
    (5,844)      (50)         (659)       (5)          4,127         (1)        (44)     (403)

    53,417       146         1,508         8           9,700         15      59,575       909

   660,695     7,127        13,099       585          61,765        142     101,858    41,025

   714,112     7,273        14,607       593          71,465        157     161,433    41,934

$  708,268   $ 7,223      $ 13,948   $   588        $ 75,592    $   156    $161,389  $ 41,531

$   56,516   $            $ 11,356   $              $  1,975    $          $245,451  $

   708,268     7,223        13,948       588          75,592        156     161,389    41,531

 1,179,624    47,502       306,592    10,680         123,165      1,842     589,890   204,167
   (19,820)                 (4,353)                     (929)                (8,835)     (150)
   (91,290)     (315)      (22,366)     (120)         (9,233)       (23)    (47,574)   (2,238)
    (5,420)     (918)         (537)                      (20)                (5,062)   (5,394)

    (2,518)                                                                    (205)
   305,066     3,024        23,090       208          69,996                  3,565     7,535

 1,365,642    49,293       302,426    10,768         182,979      1,819     531,779   203,920

 2,073,910    56,516       316,374    11,356         258,571      1,975     693,168   245,451

$2,130,426   $56,516      $327,730   $11,356        $260,546    $ 1,975    $938,619  $245,451


Lord, Abbett & Company


            VC Growth                 VC Mid-Cap                   VC
                                         Value                International
        Income Portfolio              Portfolio                 Portfolio
       1999           1998              1999                      1999
    $   7,938       $                 $     8                   $    12
       27,959                                                       437
       35,897                               8                       449

           12
        2,097            34                 1                         2
       33,788           (34)                7                       447

        9,389            68                 1                         4

       (5,938)       (1,217)              222                       212

        3,451        (1,149)              223                       216

    $  37,239       $(1,183)          $   230                    $  663

    $  63,724       $                 $                          $

       37,239        (1,183)              230                       663

      348,427        64,470             4,819                     4,889
       (3,471)
      (34,423)         (397)              (24)                      (33)
         (101)           (6)

(3,906)
       35,865           840             1,461

      342,391        64,907             6,256                     4,856

      379,630        63,724             6,486                     5,519

    $ 443,354      $ 63,724           $ 6,486                   $ 5,519



1.     Organization and Significant Accounting Policies:
Organization:
Midland National Life Separate Account C ("Separate Account"), a unit investment trust, is a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable annuity contracts of the Company. Walnut Street Securities serves as the underwriter of the Separate Account.

Investments:
The Separate Account invests in specified portfolios of Variable Insurance Products Fund ("VIPF"), Variable Insurance Products Fund II ("VIPF II"), Variable Insurance Products Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), Massachusetts Financial Services ("MFS"), and Lord, Abbett & Company ("LAC") (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants. The VIPF III Balanced, Growth & Income and Growth Opportunities Portfolios and the
ACVP Balanced, Capital Appreciation, International and Value portfolios were introduced in 1997. The ACVP Income & Growth portfolio, the MFS Emerging Growth, Growth with Income, New Discovery and Research portfolios as well as the LAC's Growth & Income portfolio were each introduced in 1998. The LAC Mid-Cap Value and International portfolios were introduced in 1999. All other portfolios have been in existence for more than three years.

Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds.

Investment income is recorded when earned. The first-in, first-out (FIFO) method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes:
The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

1.     Organization and Significant Accounting Policies, continued:
Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Merger:
Effective January 2, 1997, Investors Life Insurance Company of Nebraska ("Investors Life") was merged into the Company. Related to this merger all of the assets and liabilities of Investors Life were transferred to Midland including the assets of Investors Life's Separate Account D, which were merged into Midland's Separate Account C. The merger of the Separate
Account D assets into Midland's Separate Account C was possible as the variable annuity insurance contracts were identical in all material respects to the contracts issued by Separate Account C. This merger of separate account assets was structured so that there was no change in the rights and benefits of persons owning contracts with either separate accounts and no change in the net asset values held by the respective participants of either of the separate accounts.

2.     Expense Charges:
The Company is compensated for certain expenses as described below. The rates of each applicable charge is described in the Separate Account's prospectus.

 A contract administration fee is charged to cover the Company's recordkeeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.

 A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.

 An annual charge is deducted from the Separate Account value at the end of each contract year, upon full withdrawal or at maturity.

A transfer charge
is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.

3. Purchases and Sales of Investment Securities:


The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 1999, 1998, and 1997 were as follows:
                                     1999                  1998                    1997
       Portfolio           Purchases     Sales    Purchases     Sales     Purchases     Sales

Variable Insurance
Products Fund:
Money Market           $ 9,896,659 $ 7,970,815 $ 3,703,516 $ 2,365,443 $ 2,398,056 $ 2,679,342
High Income              1,824,831   1,385,584   2,203,912   1,455,179   1,762,564     534,720
Equity-Income            7,965,654   4,794,190   8,012,948   3,161,806   4,606,039   1,926,533
Growth                  17,129,896   8,141,199  11,455,665   5,223,262   6,694,330   3,789,244
Overseas                 2,174,003   1,681,065   2,210,743   1,203,837   1,975,804     928,568

Variable Insurance
Products Fund II:
Asset Manager            2,532,079   2,064,769   2,586,539   1,337,735   2,167,982   1,198,071
Investment Grade Bond    1,050,248     645,964     643,163     360,716     351,091     307,112
Index 500               16,723,521   8,334,410   8,451,405   2,654,171   3,510,441     954,879
Contrafund               9,846,069   4,168,776   6,631,801   2,542,183   3,786,750   1,239,389
Asset Manager: Growth    2,054,380     935,989   1,849,012     575,429   1,025,893     372,417

Variable Insurance
Products Fund III:
Balanced                   941,456     305,117     732,611     239,805     151,867      32,420
Growth & Income          3,551,997   1,179,785   1,662,264     300,895     229,692      16,682
Growth Opportunities     4,921,294   1,981,509   3,263,185     699,754     583,991      67,546

American Century Variable
Portfolios, Inc.:
Balanced                   347,553     103,303     335,438      74,354      69,085      17,933
Capital Appreciation       506,000     161,743     242,481      98,110      93,376      14,612
International            1,808,828     875,382   1,186,094     282,341     224,848      25,753
Value                      889,409     405,876     911,411     281,349     153,593      16,945
Income & Growth            678,607     223,003      32,015         657

Massachusetts Financial
Services:
VIT Emerging Growth      1,742,516     382,718      50,012         769
VIT Growth with Income     387,674      85,908      10,927         164
VIT New Discovery          243,815      56,708       1,904          86
VIT Research               871,248     339,513     216,124      12,607

Lord, Abbett & Company:
VC Growth & Income         500,032     123,853      65,826         952
VC Mid-Cap Value             6,300          36
VC International             5,338          35

                       $88,599,407 $46,347,250 $56,458,996 $22,871,604 $29,785,402 $14,122,166



4. Summary of Changes from Unit Transactions:


Transactions in units for the years ended December 31, 1999, 1998, and 1997 were as follows:


                                             1999                1998                1997
       Portfolio               Purchases    Sales    Purchases    Sales    Purchases    Sales
Variable Insurance Products
Fund:
Money Market                    835,984    673,072    295,836    184,053    160,457    175,104
High Income                      98,630     71,545    121,025     66,129     71,855     20,908
Equity-Income                   415,808    205,107    455,774    132,401    155,294     58,396
Growth                          586,202    232,604    444,888    159,955    216,574    102,996
Overseas                        118,026     80,859    122,745     60,018     89,759     39,237

Variable Insurance Products
Fund II:
Asset Manager                   104,912     82,952    102,475     54,816     77,125     50,498
Investment Grade Bond            79,703     46,610     44,592     23,051     20,534     19,490
Index 500                       961,899    449,674    555,532    157,217    204,615     48,013
Contrafund                      531,099    207,814    438,316    156,194    254,844     75,480
Asset Manager: Growth           123,754     55,713    126,892     38,975     71,882     23,310

Variable Insurance Products
Fund III
Balanced                         68,029     21,901     60,349     19,734     13,593      2,733
Growth & Income                 217,555     68,882    121,924     21,402     19,277      1,397
Growth Opportunities            323,436    127,242    251,295     52,957     51,166      5,612

American Century Variable
Portfolios, Inc.:
Balanced                         22,428      7,567     27,213      6,100      6,244      1,589
Capital Appreciation             41,391     13,397     23,494      9,333      8,033      1,258
International                   128,347     54,179     98,873     22,399     21,308      2,405
Value                            63,016     31,075     74,591     22,784     13,166      1,434
Income & Growth                  52,996     16,794      2,779         57

Massachusetts Financial Services:
VIT Emerging Growth             115,425     23,198      4,556         63
VIT Growth with Income           32,306      6,476        997         14
VIT New Discovery                14,948      3,365        160          7
VIT Research                     68,564     24,701     22,120      1,245

Lord, Abbett & Company:
VC Growth & Income               40,925     13,578      6,014         84
VC Mid-Cap Value                    634          4
VC International                    431          3


5. Net Assets:

Net assets at December 31, 1999, consisted of the following:


                                                    Accumulated
                                                  Net Investment        Net
                                       Capital       Income and      Unrealized
                                        Share       Net Realized    Appreciation
       Portfolio                     Transactions       Gains       of Investments     Total

Variable Insurance Products Fund:
Money Market                         $  4,251,158   $   405,784      $         0  $  4,656,942
High Income                             2,902,346       764,851         (111,978)    3,555,219
Equity-Income                          13,361,995     4,389,313        1,415,481    19,166,789
Growth                                 20,716,315    12,368,516       12,966,869    46,051,700
Overseas                                4,074,956     1,247,638        2,037,950     7,360,544

Variable Insurance Products Fund II:
Asset Manager                           4,514,048     2,695,593          810,514     8,020,155
Investment Grade Bond                   1,261,713       216,612           (2,832)    1,475,493
Index 500                              17,712,168     2,725,084        3,425,167    23,862,419
Contrafund                             13,426,386     2,268,625        3,970,259    19,665,270
Asset Manager: Growth                   3,188,934       504,346          516,491     4,209,771

Variable Insurance Products Fund III:
Balanced                                1,214,536        55,790           44,222     1,314,548
Growth & Income                         3,938,869       231,899          251,922     4,422,690
Growth Opportunities                    5,936,127       362,509          312,539     6,611,175

American Century Variable
Portfolios, Inc.:
Balanced                                  499,667        45,949           21,378       566,994
Capital Appreciation                      567,598         6,115          258,037       831,750
International                           2,039,203       161,229        1,187,421     3,387,853
Value                                   1,156,106        63,576          (70,415)    1,149,267
Income & Growth                           489,230         9,056           45,528       543,814

Massachusetts Financial Services:
VIT Emerging Growth                     1,414,935        47,669          667,822     2,130,426
VIT Growth with Income                    313,194           852           13,684       327,730
VIT New Discovery                         184,798        13,841           61,907       260,546
VIT Research                              735,699        60,037          142,883       938,619

Lord, Abbett & Company:
VC Growth & Income                        407,298        43,211           (7,155)      443,354
VC Mid-Cap Value                            6,256             8              222         6,486
VC International                            4,856           451              212         5,519
                                     $104,318,391   $28,688,554      $27,958,128  $160,965,073

The accompanying notes are an integral part of the financial statements.
2
The accompanying notes are an integral part of the financial statements.
3
The accompanying notes are an integral part of the financial statements.
4
The accompanying notes are an integral part of the financial statements.
5
The accompanying notes are an integral part of the financial statements.
6
The accompanying notes are an integral part of the financial statements.
7
The accompanying notes are an integral part of the financial statements.
8
The accompanying notes are an integral part of the financial statements.
9
Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements, Continued
16


MNLSAA99.txt

Report of Independent Accountants

The Board of Directors and Stockholder
Midland National Life Insurance Company:
In our opinion, the accompanying balance sheets and the related statements of income, stockholder's equity, and cash flows present fairly, in all material respects, the financial position of Midland National Life Insurance Company (the "Company") at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




March 10, 2000

Midland National Life Insurance Company

Balance Sheets
at December 31, 1999 and 1998
(Amounts in thousands, except share and per share amounts)

                             ASSETS                             1999                 1998
Investments:
  Fixed maturities                                           $2,097,305          $2,281,730
  Equity securities                                             364,462             327,309
  Policy loans                                                  217,012             213,267
  Short-term investments                                        102,829             280,943
  Other invested assets                                          65,011              37,076

   Total investments                                          2,846,619           3,140,325

Cash                                                              2,105                 754
Accrued investment income                                        40,683              38,555
Deferred policy acquisition costs                               493,914             417,164
Present value of future profits of acquired businesses           23,473              31,162
Federal income taxes receivable                                  30,415
Other receivables and other assets                               34,683              14,407
Separate accounts assets                                        394,266             249,145

   Total assets                                              $3,866,158          $3,891,512



      LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Policyholder account balances                              $2,280,369          $2,307,893
  Policy benefit reserves                                       431,266             419,615
  Policy claims and benefits payable                             31,698              30,393
  Federal income taxes payable                                                       20,566
  Other liabilities                                             100,139             100,867
  Security lending liability                                                         50,500
  Separate account liabilities                                  394,266             249,145

   Total liabilities                                          3,237,738           3,178,979




Commitments and contingencies

Stockholder's equity:
  Common stock, $1 par value, 2,549,439 shares authorized,
        2,548,878 shares outstanding                              2,549                2,549
  Additional paid-in capital                                     33,707               33,707
  Accumulated other comprehensive (loss) income                 (51,130)              26,826
  Retained earnings                                             643,294              649,629
  Less treasury stock (561 shares), at cost                                             (178)

   Total stockholder's equity                                   628,420              712,533

   Total liabilities and stockholder's equity                $3,866,158           $3,891,512

Midland National Life Insurance Company




Statements of Income
for the years ended December 31, 1999, 1998, and 1997
(Amounts in thousands)

                                                   1999        1998        1997

Revenues:
  Premiums                                     $   98,169     $94,495   $98,668
  Interest sensitive life and investment product charges
                                                  159,927     159,115   157,423
  Net investment income                           225,642     224,939   188,650
  Net realized investment (losses) gains           (9,751)    (6,489)     3,561
  Net unrealized (losses) gains on trading securities
                                                  (16,124)     2,847       (641)
  Other income                                      4,691      3,157      2,565

   Total revenue                                  462,554    478,064    450,226

Benefits and expenses:
  Benefits incurred                               139,943    137,313    146,227
  Interest credited to policyholder account balances
                                                  127,786    133,529    111,333

   Total benefits                                 267,729    270,842    257,560

Operating expenses (net of commissions and other expenses
   deferred)                                       46,283    47,549      44,130
Amortization of deferred policy acquisition costs and present
   value of future profits of acquired businesses  65,695    66,189      56,954

   Total benefits and expenses                    379,707   384,580     358,644

Income before income taxes                         82,847    93,484      91,582

Income tax expense                                 29,004    32,618      33,053

   Net income                                     $53,843   $60,866     $58,529






Midland National Life Insurance Company
Statements of Stockholder's Equity
for the years ended December 31, 1999, 1998, and 1997
(Amounts in thousands)

                                                Accumulated
                  Additional                      Other                   Less        Total
          Common   Paid-in       Comprehensive  Comprehensive  Retained Treasury Stockholder's
          Stock   Capital        Income (Loss)  Income (Loss)  Earnings   Stock       Equity

Balance at December 31, 1996
        $2,549   $33,707                         $18,825       $570,234 $625,315
Comprehensive income:
  Net income                      $58,529                        58,529   58,529
Other comprehensive income:
Net unrealized gain on available-for-sale investments
                                   12,013         12,013                  12,013

Total comprehensive income        $70,542

Dividends paid on common stock                                  (25,000)              (25,000)

Balance at December 31, 1997
        2,549    33,707                            30,838       603,763               670,857

Comprehensive income:
  Net income                       60,866                        60,866                60,866




  Other comprehensive income:

Net unrealized loss on available-for-sale investments
                                   (4,012)         (4,012)                             (4,012)
  Total comprehensive income      $56,854

Dividends paid on common stock                                  (15,000)              (15,000)
Repurchase of minority interest shares                                        $(178)     (178)

Balance at December 31, 1998
        2,549    33,707                            26,826       649,629        (178)   712,533

Comprehensive (loss):
  Net income                        53,843                       53,843                 53,843

Other comprehensive (loss):
  Net unrealized loss on available-for-sale investments
                                   (77,956)       (77,956)                            (77,956)
  Total comprehensive (loss)      $(24,113)

Dividends paid on common stock                                  (60,000)              (60,000)
Retirement of treasury stock                                       (178)        178

Balance at December 31, 1999
       $2,549   $33,707                          $(51,130)     $643,294       $       $628,420




Midland National Life Insurance Company

Statements of Cash Flows
for the years ended December 31, 1999, 1998, and 1997
(Amounts in thousands)

                                                 1999                   1998            1997

Cash flows from operating activities:
  Net income                                  $  53,843            $   60,866      $   58,529
Adjustments to reconcile net income to net cash
  provided by operating activities:
 Amortization of deferred policy acquisition costs
  and present value of future profits of acquired
  business                                       65,695                66,189          56,954
Net amortization of premiums and discounts on
  Investments                                    (1,948)                4,325           2,699
Policy acquisition costs deferred               (66,199)              (54,611)        (50,363)
Net realized investment losses (gains)            9,751                 6,489          (3,561)
Net unrealized losses (gains) on trading securities
                                                 16,124                (2,847)            641
Net proceeds from (cost of) trading securities
                                                 15,011               (37,769)         99,850
Deferred income taxes                            (2,808)              (10,849)         (5,421)
Net interest credited and product charges on
  universal life and investment policies        (32,140)              (25,586)        (46,090)
Changes in other assets and liabilities:
  Net receivables and payables                  (28,682)               22,190         (13,946)
  Policy benefits                                13,555                 8,397          15,826
  Other                                            (646)                1,173             122

Net cash provided by operating activities        41,556                37,967         115,240

Cash flows from investing activities:
  Proceeds from investments sold, matured or repaid:
  Fixed maturities                              957,817             1,405,391       1,217,086
  Equity securities                             183,458               304,589         137,510
  Other invested assets                             535                 2,601             941
Cost of investments acquired:
  Fixed maturities                             (927,119)           (1,281,839)     (1,791,522)
  Equity securities                            (294,286)             (451,181)       (144,862)
  Other invested assets                         (28,498)              (10,346)        (11,702)
Net change in policy loans                       (3,745)              (11,138)         (9,995)
Net change in short-term investments            178,114               355,337           93,875
Net change in security lending                  (50,500)             (257,625)         308,125
Payment for purchase of insurance business, net of
   cash acquired                                                       (1,026)          23,939

  Net cash provided by (used in) investing activities
                                                 15,776                54,763        (176,605)




Midland National Life Insurance Company



Statements of Cash Flows, Continued
for the years ended December 31, 1999, 1998, and 1997
(Amounts in thousands)

                                                                 1999        1998       1997
Cash flows from financing activities:
Receipts from universal life and investment products           $355,962   $317,398   $280,164
Benefits paid on universal life and investment
products                                                       (351,943)  (396,580)  (194,993)
Dividends paid on common stock                                  (60,000)   (15,000)   (25,000)
Repurchase of minority interest shares                                        (178)

Net cash (used in) provided by financing activities             (55,981)   (94,360)    60,171

Increase (decrease) in cash                                       1,351     (1,630)    (1,194)

Cash at beginning of year                                           754      2,384      3,578

Cash at end of year                                            $  2,105   $    754   $  2,384

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest                                                       $     96   $    119   $    143
Income taxes, paid to parent                                     36,976     45,980     42,749



Noncash operating, investing and financing activity:
Policy loans, receivables and other assets received in assumption reinsurance agreements

70         38,044

      1.      Summary of Significant Accounting Policies:
Organization:
Midland National Life Insurance Company ("Midland" or the
"Company") is a wholly-owned subsidiary of Sammons Enterprises, Inc. ("SEI"). Midland operates predominantly in the individual life and annuity business of the life insurance industry. The Company is licensed to operate in 49 states and the District of Columbia.

Basis of Presentation:
In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.
The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize a loss.

Investments:
The Company is required to classify its fixed maturity investments
(bonds and redeemable preferred stocks) and equity securities
(common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity"; securities that are held for current resale are classified as "trading securities"; and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company has no securities classified as held-to-maturity. Trading securities are held for resale in anticipation of short-term market movements. The Company's trading securities are stated at market value. Gains and losses on these securities, both realized and unrealized, are included in the determination of net income. Net cost of or proceeds from trading securities are included in operating activities in the statements of cash flows.


      1.      Summary of Significant Accounting Policies, continued:
Investments, continued:

Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains. Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.

For CMO's and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.

Policy loans and other invested assets are carried at unpaid principal balances. Short-term investments are carried at amortized cost, which approximates fair value.

Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments. When a decline in value of an investment is determined to be other than temporary, the specific investment is carried at estimated realizable value and its original book value is reduced to reflect this impairment. Such reductions in book value are recognized as realized investment losses in the period in which they were written down.


1.     Summary of Significant Accounting Policies, continued:
Recognition of Traditional Life, Health, and Annuity Premium
Revenue and Policy Benefits:

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.

Liabilities for future policy benefits for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range primarily from 6.25% to 11.25%.
Recognition of Revenue and Policy Benefits for Interest Sensitive
Life Insurance Products and Investment Contracts (Interest
Sensitive Policies):

Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest credited to the account balances.

Policy reserves for universal life and other interest sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.75% to 6.5% in 1999, 3% to 6.5% in 1998 and 3.75% to 6.75% in 1997. For certain contracts, these crediting rates extend for periods in excess of one year.


      1.      Summary of Significant Accounting Pollicies, continued:
Deferred Policy Acquisition Costs:

Policy acquisition costs which vary with, and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and certain variable agency expenses.

Deferred costs related to traditional life insurance are amortized over the estimated premium paying period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.

Deferred costs related to interest sensitive policies are being amortized over the lives of the policies (up to 25 years) in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience.


Policy acquisition costs deferred and amortized for years ended
December 31 are as follows:

                                                             1999      1998      1997
Deferred policy acquisition costs, beginning
      of year                                             $417,164  $416,767  $427,218

Commissions deferred                                        54,348    44,072    40,660
Underwriting and acquisition expenses deferred              11,851    10,539     9,703
Change in offset to unrealized gains and losses             68,557     3,766    (8,710)
Amortization                                               (58,006)  (57,980)  (52,104)

Deferred policy acquisition costs, end of year            $493,914  $417,164  $416,767




To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired business had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized gains or losses.

      1.      Summary of Significant Accounting Policies, continued:
Present Value of Future Profits of Acquired Business:

The present value of future profits of acquired business ("PVFP") represents the portion of the purchase price of a block of business which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. The composition of the PVFP for the years ended December 31 is summarized below:



                                                            1999      1998      1997
Balance at beginning of year                              $31,162   $40,397   $21,308

Value of in-force acquired                                                     23,939
Adjustment to purchase price                                         (1,026)
Amortization                                               (7,689)   (8,209)   (4,850)

Balance at end of year                                    $23,473   $31,162   $40,397



Based on current conditions and assumptions as to future events, the Company expects to amortize approximately 24% of the December 31, 1999 balance of PVFP in 2000, 22% in 2001, 20% in 2002, 5% in
2003, and 4% in 2004. The interest rates used to determine the amortization of the PVFP purchased ranged from 5.5% to 6.5%.

Policy Claims and Benefits Payable:
The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are necessarily based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.

Federal Income Taxes:
The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate
Company provisions and payments are computed using the tax elections made by SEI.

Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.


      1.      Summary of Significant Accounting Policies, continued:
Separate Account:

Separate account assets and liabilities represent funds held for the exclusive benefit of variable universal life and annuity contractholders. Fees are received for administrative expenses and for assuming certain mortality, distribution and expense risks. Operations of the separate accounts are not included in these financial statements.

Comprehensive Income:

The Company follows Statement of Financial Accounting Standard No. 130, "Reporting Comprehensive Income," which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Comprehensive income for the Company includes net income and unrealized gains and losses (other comprehensive income) on available-for-sale securities.

Security Lending:
The Company periodically enters into agreements to sell and repurchase securities. Securities out on loan are required to be 100% collateralized. Short-term investments of $50,500 and the related liability representing the collateral received is reflected on the balance sheet as of December 31, 1998. There were no such agreements as of December 31, 1999.

Treasury Stock:
During the fourth quarter of 1998, the Company purchased its remaining outstanding minority shares from the lone minority stockholder for $178. In 1998 the shares were retained as treasury stock as a reduction to stockholder's equity and were retired during 1999.

      2.      Fair Value of Financial Instruments:
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash, Short-Term Investments, Policy Loans and Other Invested
Assets:
The carrying amounts reported in the balance sheets for these instruments approximate their fair values.


      2.      Fair Value of Financial Instruments, continued:
Investment Securities:
Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.

Investment-Type Insurance Contracts:
Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.
These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non investment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements.
Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.


      2.      Fair Value of Financial Instruments, continued:
Investment-Type Insurance Contracts, continued:


The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                                December 31, 1999       December 31, 1998
                                           Carrying     Estimated     Carrying     Estimated
                                            Value      Fair Value      Value      Fair Value
Financial assets:
Fixed maturities, available-for-
      sale                                $2,097,305   $2,097,305    $2,281,730   $2,281,730
Equity securities, available-for-
      sale                                   293,892      293,892       221,325      221,325
Equity securities, trading                    70,570       70,570       105,984      105,984
Policy loans                                 217,012      217,012       213,267      213,267
Short-term investments                       102,829      102,829       280,943      280,943
Other investments                             65,011       65,011        37,076       37,076

Financial liabilities:
Investment-type insurance
      contracts                              810,219      796,148       866,000      850,000



      3.      Investments and Investment Income:
Fixed Maturities and Equity Security Investments:


The amortized cost and estimated fair value of fixed maturities and equity securities classified as available-for-sale are as follows:

                                                               December 31, 1999
                                                              Gross        Gross
                                                           Unrealized   Unrealized   Estimated
                                               Amortized     Holding      Holding       Fair
                                                  Cost        Gains       Losses        Value
Fixed maturities:
U.S. Treasury and other U.S. Government corporations
      and agencies                             $  142,991    $ 1,619     $  2,512   $  142,098
Corporate securities                            1,156,301      8,186       76,620    1,087,867
Mortgage-backed securities                        885,155        475       33,348      852,282
Other debt securities                              14,861        225           28       15,058

Total fixed maturities                          2,199,308     10,505      112,508    2,097,305

Equity securities                                 318,944     11,521       36,573      293,892

Total available-for-sale                       $2,518,252    $22,026     $149,081   $2,391,197



      3.      Investments and Investment Income, continued:
Fixed Maturities and Equity Security Investments, continued:





                                                              December 31, 1999
                                                              Gross        Gross
                                                           Unrealized   Unrealized   Estimated
                                               Amortized     Holding      Holding       Fair
                                                  Cost        Gains       Losses        Value
Fixed maturities:
U.S. Treasury and other U.S. Government corporations
      and agencies                            $  208,581    $14,285      $   378    $  222,488
Corporate securities                           1,052,442     30,366       15,546     1,067,262
Mortgage-backed securities                       955,785     22,225        1,093       976,917
Other debt securities                             14,861        225           23        15,063

Total fixed maturities                         2,231,669     67,101       17,040     2,281,730

Equity securities                                209,952     15,403        4,030       221,325

Total available-for-sale                      $2,441,621    $82,504      $21,070    $2,503,055



The cost of the equity securities classified as trading securities are $84,509 and $103,798, respectively, at December 31, 1999 and
December 31, 1998.

The unrealized (depreciation) appreciation on the available-for-sale securities in 1999 and 1998 is reduced by deferred policy acquisition costs and deferred income taxes and is reflected as accumulated other comprehensive (loss) income in the statements of stockholder's equity:



                                                                      1999         1998
Gross unrealized (depreciation) appreciation                       $(127,055)    $61,434
Deferred policy acquisition costs                                     48,393     (20,164)
Deferred income taxes                                                 27,532     (14,444)

Accumulated other comprehensive (loss) income                      $ (51,130)    $26,826



      3.      Investments and Investment Income, continued:
Fixed Maturities and Investment Security Investments, continued:
The other comprehensive (loss) income in 1999 and 1998 is comprised of the change in unrealized gains (losses) on available-for-sale fixed maturities and equity security investments arising during the period less the realized gains (losses) included in income, deferred policy acquisition costs and deferred income taxes as follows:


                                                                 1999      1998      1997
Unrealized holding gains (losses) arising in the
      current period:
Fixed maturities                                              $(155,733) $(11,399) $27,096
Equity securities                                               (42,539)   (5,025)   3,571
Less reclassification adjustment for (gains)
            losses released into income                           9,783     6,484   (3,476)
Less DAC impact                                                  68,557     3,766   (8,710)
Less deferred income tax effect                                  41,976     2,162   (6,468)

Net other comprehensive (loss) income                         $ (77,956) $ (4,012) $12,013



The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 1999, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.




                                                                  Amortized     Estimated
                                                                     Cost       Fair Value
Due in one year or less                                          $    9,823     $    9,951
Due after one year through five years                               184,351        182,854
Due after five years through ten years                              322,800        313,832
Due after ten years                                                 797,179        738,387
Securities not due at a single maturity date (primarily mortgage-
      backed securities)                                            885,155        852,281

Total fixed maturities                                           $2,199,308     $2,097,305



      3.      Investments and Investment Income, continued:
Investment Income and Investment (Losses) Gains:
Major categories of investment income are summarized as follows:




                                                                    1999      1998      1997
Gross investment income:
Fixed maturities                                                  $168,511  $173,475  $148,640
Equity securities                                                   31,366    22,563    13,831
Policy loans                                                        15,913    15,331    11,891
Short-term investments                                              10,690    24,308    20,594
Other invested assets                                                3,202     2,730       824

Total gross investment income                                      229,682   238,407   195,780

Investment expenses                                                  4,040    13,468     7,130

Net investment income                                             $225,642  $224,939  $188,650





The major categories of investment gains and losses reflected in the income statement are summarized as follows:

                             1999                    1998                     1997
                               Unrealized -             Unrealized -             Unrealized -
                                 Trading                  Trading                  Trading
                     Realized   Securities    Realized   Securities    Realized   Securities
Gross investment income:
Fixed maturities     $ (3,668)                $    185                 $  2,934    $    195
Equity securities      (6,115)   $(16,124)      (6,669)   $  2,847          542        (836)
Other                      32                       (5)                      85

Net investment
   (losses) gains    $ (9,751)   $(16,124)    $ (6,489)   $  2,847     $  3,561    $   (641)



Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (excluding maturities, calls and prepayments) during 1999, 1998, and 1997 were as follows:


                                      1999                  1998                 1997
                                Fixed                 Fixed                 Fixed
                             Maturities   Equity   Maturities   Equity   Maturities   Equity
Proceeds from sales           $629,645   $168,763   $744,300   $304,589   $801,246   $136,085
Gross realized gains             4,579      1,514      7,527        442      3,757      1,977
Gross realized losses           (8,443)    (3,265)    (7,313)    (6,303)    (3,213)      (887)



      3.      Investments and Investment Income, continued:
Other:
At December 31, 1999, and 1998, securities amounting to approximately $14,986 and $14,993, respectively, were on deposit with regulatory authorities as required by law.

The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S.
Government Agency or Authority, the Company had no investments in one entity which exceeded 10% of stockholder's equity at December
31, 1999, except for the following investment with the following carrying value:
                        Norwest                  $71,490

4. Income Taxes:


The significant components of the provision for federal income taxes are as follows:



                                                               1999       1998       1997
Current                                                      $31,812    $43,467    $38,474
Deferred                                                      (2,808)   (10,849)    (5,421)

Total federal income tax expense                             $29,004    $32,618    $33,053

Income tax expense differs from the amounts computed by applying the U.S. Federal income tax rate of 35% to income before income taxes as follows:

                                                               1999        1998      1997
At statutory federal income tax rate                         $28,997     $32,720   $32,054
Dividends received deductions                                   (522)       (191)     (514)
Other, net                                                       529          89     1,513

Total federal income tax expense                             $29,004     $32,618   $33,053



The federal income tax (asset) liability as of December 31 is comprised of the following:

                                                              1999       1998
Net deferred income tax (asset) liability                   $(23,315)   $21,470
Income taxes currently receivable                             (7,100)      (904)

Federal income tax (asset) liability                        $(30,415)   $20,566

4. Income Taxes, continued:

The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:



                                                                         1999       1998
Deferred tax liabilities:
Present value of future profits of acquired business                  $  8,216    $10,907
Deferred policy acquisition costs                                      124,098     99,192
Investments                                                                        22,154

Total deferred income tax liabilities                                  132,314    132,253

Deferred tax assets:
Policy liabilities and reserves                                        106,069    108,973
Investments                                                             48,599
Other, net                                                                 961      1,810

Total gross deferred income tax assets                                 155,629    110,783

Net deferred income tax (asset) liability                             $(23,315)  $ 21,470



Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus." Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. It is management's opinion that such events are not likely to occur. Accordingly, no provision for income tax has been made on the approximately $66,000 balance in the policyholders' surplus account at December 31, 1999.

      5.      Reinsurance:
The Company is involved in both the cession and assumption of reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:

Balance Sheets


                                    1999              1998             1997
                              Ceded   Assumed   Ceded   Assumed   Ceded   Assumed
Premiums                    $20,244  $ 4,910  $20,280  $ 6,106  $17,081  $7,971
Claims                       10,529    4,777   11,495    5,954    8,683   4,472



      5.      Reinsurance, continued:
The Company generally reinsures the excess of each individual risk over $500 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for certain of the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement.

Effective in 1996, the Company assumed certain policy risks from its affiliate, North American Company for Life and Health Insurance, and its subsidiaries. The Company fulfilled its obligation on this assumption contract and was released of this risk effective December
31, 1998. The Company has reflected risk and profit charges of $729 in other income in 1997 under the terms of the reinsurance contract. Effective October 31, 1997, Midland acquired, via assumption reinsurance, a block of life and annuity business. Under the assumption agreement, the Company assumed approximately $574,310 of life and annuity reserves which is reflected in the liabilities for future policy benefits and received $550,371 of assets which was net of $23,939 of PVFP. The PVFP asset is being amortized principally over periods up to 25 years in relation to the present value of expected gross profits. The assets acquired included approximately $511,877 in cash and short term instruments, $38,044 in policy loans and $450 of other assets. In accordance with the agreement, the final purchase price was determined in 1998 which reduced the PVFP asset to $22,913 and the life and annuity reserves assumed to $573,284.

      6.      Statutory Financial Data and Dividend Restrictions:
In 1999, the Company redomesticated in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.


      6. Statutory Financial Data and Dividend Restrictions, continued:
Generally, the net assets of the Company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends which can be paid by the Company during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The
Company paid a statutory stockholder dividend of $126,000 and $15,000 in 1999 and 1998, respectively. Dividends payable in 2000 will require prior approval of regulatory authorities.

The statutory net income of the Company for the years ended
December 31, 1999 and 1998 is approximately $69,000 and $75,000, respectively, and capital and surplus at December 31, 1999 and 1998 is approximately $386,000 and $384,000, respectively, in accordance with statutory accounting principles.

      7.      Employee Benefits:
The Company participates in qualified pensions and other postretirement benefit plans sponsored by SEI. The Company also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan. The following table summarizes the benefit obligations, the fair value of plan assets and the funded status over the two-year period ended December 31, 1999. The amounts reflect an allocation of the Company's portion of the SEI plan:



                                                Pension Benefits        Other Benefits
                                                 1999      1998        1999       1998
Benefit obligation at
December 31                                    $ 6,421   $ 6,420     $ 1,327    $ 1,718
Fair value of plan assets at
December 31                                      3,962     3,642

Funded status at December 31                   $(2,459)  $(2,778)    $(1,327)   $(1,718)

Accrued benefit liability
recognized in financial
statements                                     $ 1,292   $   616     $ 1,650    $ 1,650



      7.      Employee Benefits, continued:
The Company's postretirement benefit plan is not funded; therefore, it has no plan assets.

The amounts of contributions made to and benefits paid from the plan are as follows:

Balance Sheets


                                                Pension Benefits       Other Benefits
                                                 1999      1998       1999       1998
Employer contributions                                               $   123   $   227
Employee contributions                                                    57        56
Benefit payments                               $   184   $   197         180       283



The following table provides the net periodic benefit cost for the years ended 1999, 1998, and 1997:




                                          Pension Benefits           Other Benefits
                                        1999    1998    1997      1999    1998    1997
Net periodic benefit costs             $ 676   $ 524   $ 360     $ 123   $ 126   $ 179



The assumptions used in the measurement of the Company's benefit obligations are shown in the following table:


                                                Pension Benefits       Other Benefits
                                                 1999      1998        1999      1998
Weighted-average assumptions
as of December 31:
Discount rate                                    7.75%     7.00%       7.75%     7.00%
Expected return on plan
assets                                           8.75%     8.75%        N/A       N/A
Rate of compensation
increase                                         4.25%     4.25%        N/A       N/A


For measurement purposes, a 6.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998. The rate was assumed to decrease gradually each year to a rate of 4.5% for 2006 and remain at that level thereafter.

The Company also participates in a noncontributory Employee Stock Ownership Plan ("ESOP") which is qualified as a stock bonus plan.
All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The contributions to the ESOP for 1999, 1998, and 1997 was $1,375, $1,381, and 1,294, respectively. The expense for 1999, 1998, and 1997 was $1,306, $1,725, and $1,920, respectively. All contributions to the ESOP are held in trust.


      8.      Commitments and Contingencies:
Lease Commitments:
Midland's home office building has been conveyed to the City of Sioux Falls, South Dakota, and leased back in a transaction in which the City issued $4,250 of Industrial Revenue Bonds for face value. The bonds are collateralized by $2,300 of Midland's investments in government bonds. The lease includes a purchase option under which Midland may repurchase the building upon repayment of all bonds issued. The lease terms provide for 10 annual payments equivalent to principal of $425 beginning in 1993 and semiannual payments through 2002 in amounts equivalent to interest at 5.5% on the outstanding revenue bond principal. The building and land costs have been capitalized and are carried as part of other assets and the lease obligation as part of other liabilities.

The Company also leases certain equipment. Rental expense on operating leases amounted to $2,004, $1,511, and $1,208 for the years ended December 31, 1999, 1998, and 1997, respectively. The minimum future rentals on capital and operating leases at December 31, 1999, are as follows:

Balance Sheets


Year Ending December 31                           Capital     Operating     Total
      2000                                        $  490       $2,086      $2,576
      2001                                           466        1,727       2,193
      2002                                           442          351         793
      2003                                                        351         351
      2004                                                        351         351
   Thereafter                                                     647         647

Total                                              1,398       $5,513      $6,911



Less amount representing interest                    123

Present value of amounts due under capital leases $1,275

Other Contingencies:
The Company is a defendant in various lawsuits related to the normal conduct of its insurance business. Litigation is subject to many uncertainties and the outcome of individual litigated matters is not predictable with assurance; however, in the opinion of management, the ultimate resolution of such litigation will not materially impact the Company's financial position.


      9.      Other Related Party Transactions:
The Company pays fees to SEI under management contracts.  The
Company was charged $3,022, $1,552, and $1,530 in 1999, 1998, and
1997, respectively, related to these contracts.

The Company pays investment management fees to an affiliate
(Midland Advisors Company). Net fees related to these services were $1,688, $1,855, and $1,425 in 1999, 1998, and 1997, respectively.
The Company provided certain insurance and non-insurance services to North American Company for Life and Health Insurance ("North American"), beginning in 1997. The Company was reimbursed $4,786, $1,465, and $488 in 1999, 1998, and 1997, respectively, for the costs incurred to render such services.

In 1998, the Company sold certain securities to North American at the current market value of $15,856, incurring a realized loss of $2,736. In addition, the Company acquired securities totaling $22,679 from North American.

10.            Mortgage Loan Operations
In January 1999, the Company acquired a mortgage loan operation whose primary business was to underwrite, originate and resell mortgage loans with the intent of dividending the remaining net assets to SEI during 1999. Effective December 1, 1999, this operation was dividended to SEI at the remaining value of the underlying assets. Due to the temporary nature of the transaction, the capital contributed of $67,554, the losses for the 11 months of $1,602, and the ultimate dividend have been excluded from the financial statements.





The accompanying notes are an integral part of the financial statements.



The accompanying notes are an integral part of the financial statements.


The accompanying notes are an integral part of the financial statements.



Midland National Life Insurance Company
Notes to Financial Statements, Continued
(Amounts in thousands)


Midland National Life Insurance Company
Notes to Financial Statements
(Amounts in thousands)




MNLGAP99.txt

PART II


                          UNDERTAKING TO FILE REPORTS


     Subject to the terms and conditions of Section 15(d) of the Securi-

ties Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING


    Insofar as indemnification for liability arising under the Securities

Act of 1933 may be permitted to directors, officers and controlling per-

sons of the registrant pursuant to the foregoing provisions, or other-

wise, the registrant has been advised that in the opinion of the Securi-

ties and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnifi-

cation by it is against public policy as expressed in the Act and will be governed by the final jurisdiction of such issue.

UNDRTAKE.txt

REPRESENTATIONS PURSUANT TO SECTION 26 (e) OF THE INVESTMENT COMPANY ACT

Midland National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Midland National Life Insurance Company.

S6FORM.TXT

CONTENTS OF REGISTRATION STATEMENT
                      ----------------------------------

This Registration Statement comprises the following Papers and Documents:

    The facing sheet.

    The prospectus consisting of 53 pages.

    The undertaking to file reports.

    Representations pursuant to Section 26(e) of the Investment
       Company Act.

    The signatures.

    Written consents of the following persons:

    (a)  Jack L. Briggs  5

    (b)  Sutherland Asbill & Brennan L L P   6

    (c)  PricewaterhouseCoopers  L L P   6

    (d)  Timothy A. Reuer 6

    The following exhibits:

1.  The following exhibits correspond to those required by paragraph A of the instructions as to the exhibits in Form N-8B-2:

    (1)  Resolution of the Board of Directors of Midland National Life

         establishing the Separate Account A.   3

    (2)  Not applicable.

    (3)  (a)  Principal Underwriting Agreement.   1

         (b)  Selling Agreement.   1

         (c)  Commission schedule.   5

    (4)  Not applicable.

(5) Form of Contract.   5


1      Filed previously in Pre-Effective Amendment No. 1 for Form S-6 File
         No. 333-14061 on January 31, 1997.
2      Filed previously in Pre-Effective Amendment No. 2 for Form S-6 File
         No. 333-14061 on April 23, 1997.
3      Filed previously in Post Effective Amendment No. 1 for Form S-6 File
         No. 333-14061 on April 28, 1998.
4      Filed previously in Post Effective Amendment No. 3 for Form S-6 File
         No. 333-14061 on April 29, 1999.
5 Filed previously in Pre-Effective Amendment No. 1 for Form S-6 File
         No. 333-80975.
6      Filed herein.
--------------



    (6)  (a)  Articles of Incorporation of Midland National Life.    3

         (b)  By-Laws of Midland National Life.   3

    (7)  Not applicable.

    (8)  (a)  Participation Agreements for Fidelity Distributors

              Corporation/Variable Insurance Products Fund,

              and Variable Products Fund II.   2

         (b)  Amendments to Participation Agreements for Fidelity

              Distributors Corporation/Variable Insurance Products Fund,

              and Variable Products Fund II.   2

         (c)  Participation Agreement for Fidelity Distributors

              Corporation/Variable Insurance Products Fund III.   3

         (d)  Participation Agreement for American Century Investment

              Services, Inc.   2

         (e)  Participation Agreement for Lord Abbett Series Funds, Inc.  4

         (f) Amendments to Participation Agreement for Lord Abbett Series Funds, Inc. 5

         (g)  Participation Agreement for Massachusetts Financial Variable

              Insurance Trusts.    4

    (9)  Not applicable.

   (10)  Application Form.   5

   (11)  Memorandum describing Midland National Life's issuance, transfer

         and redemption procedures for the Contract.   5

2.  See Exhibit 1(5).
    ---

3.  Opinion and Consent of Jack L. Briggs.   5

4.  No financial statements are omitted from the Prospectus pursuant to

     Instruction 1(b) or (c) or Part I.

5.  Not applicable.

6.  Opinion and Consent of Timothy A. Reuer.  6

7.  Consent of Sutherland Asbill & Brennan L L P   6

8.  Consent of PricewaterhouseCoopers  L L P   6


1      Filed previously in Pre-Effective Amendment No. 1 for Form S-6 File
         No. 333-14061 on January 31, 1997.
2      Filed previously in Pre-Effective Amendment No. 2 for Form S-6 File
         No. 333-14061 on April 23, 1997.
3      Filed previously in Post Effective Amendment No. 1 for Form S-6 File
         No. 333-14061 on April 28, 1998.
4      Filed previously in Post Effective Amendment No. 3 for Form S-6 File
         No. 333-14061 on April 29, 1999.
5     Filed previously in Pre-Effective Amendment No. 1 for Form S-6 File
         No. 333-80975.
6      Filed herein.
--------------




CONVLSL.txt

SIGNATURES
                             __________

    Pursuant to the requirements of the Securities Act of 1933, the registrant, Midland National Life Separate Account A, certifies that it meets all the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Sioux Falls, South Dakota, on the 17th day of April, 2000.

                                    Midland National Life Separate Account A

   (Seal)                      By:  Midland National Life Insurance Company


                               By:_/s/Michael M. Masterson_______________
                                    President

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors of Midland National Life Insurance Company in the capacities and on the dates indicated.





   Signature                   Title                           Date
   ---------                   -----                           ----

/s/Michael M. Masterson__      Director, Chairman of the       April 17, 2000
   Michael M. Masterson        Board, Chief Executive
                               Officer and President

/s/John J. Craig II_____       Director, Executive Vice        April 17, 2000
   John J. Craig II            President and Chief
                               Operating Officer

/s/Steven C. Palmitier__       Director, Senior Vice          April 17, 2000
   Steven C. Palmitier         President and Chief
                               Marketing Officer

/s/Stephen P. Horvat, Jr.      Director, Senior Vice           April 17, 2000
   Stephen P. Horvat, Jr.      President - Legal

/s/Donald J. Iverson____       Director, Senior Vice           April 17, 2000
   Donald J. Iverson           President and Chief
                               Actuary

   _____________________       Director and Vice President     April 17, 2000
   Robert W. Korba



SepASig1.txt

Registration No. 333-80975
                                                 POST-EFFECTIVE AMENDMENT NO.1


________________________________________________________________________________
--------------------------------------------------------------------------------





                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                      ____________________________________


                                    EXHIBITS

                                       TO

                                    FORM S-6

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                                      FOR

                    MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

                                      AND

                    MIDLAND NATIONAL LIFE INSURANCE COMPANY


                      ____________________________________










________________________________________________________________________________
--------------------------------------------------------------------------------

EXHVSL.txt

                                 EXHIBIT INDEX




        Exhibit
       _________

     6. Opinion and Consent of Timothy A. Reuer

     7. Consent of Sutherland Asbill & Brennan L L P

     8. Consent of PricewaterhouseCoopers L L P






INDVSL.txt

April 10, 2000

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

Gentlemen:
    This opinion is furnished in connection with the filing of Post-Effective Amendment No. 1 to Registration Statement No. 333-80975 on
Form S-6 ("Registration Statement") which covers premiums expected to be received under the flexible premium Variable Survivorship Life Insurance policy ("Policy") to be offered by Midland National Life Insurance Company. The Prospectus included in the Registration Statement describes policies which will be offered by Midland in each State where they have been approved by appropriate State insurance authorities. The policy form was prepared under my direction, and I am familiar with the Registration Statement and Exhibits thereto. In my opinion:

        The illustrations of death benefits, cash value and accumulated premiums in the Prospectus included in the Registration Statement (the "Prospectus"), based on the assumptions stated in the illustrations, are consistent with the provisions of the Contract. The rate structure of the Contracts has not been designed so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be correspondingly more favorable to prospective purchasers of Contracts with two insureds aged 55 in the underwriting classes illustrated than to prospective purchasers of Contracts at other ages or underwriting classes.

    I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement.

                                   Sincerely,



                                   _/s/ Timothy A. Reuer_______________
                                   Timothy A. Reuer, FSA
			                 Vice President - Product Development

TARVLSL.TXT

April 14, 2000

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193


      RE: Variable Survivorship Life
          Form S-6, File No. 333-80975


Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of the Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed by Midland National Life Insurance Company Separate Account A for certain variable survivorship life insurance contracts (File No. 333-80975). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Very truly yours,



SUTHERLAND ASBILL & BRENNAN L L P



by: __/s/Frederick_R._Bellamy__
      Frederick R. Bellamy


SABVLSL.txt

CONSENT OF IDEPENDENT ACCOUNTANTS



We consent to the inclusion in Post effective Amendment No. 1 to this Registration Statement of Midland National Life Separate Account A on Form S-6 (File No. 333-80975) of our reports dated March 31, 2000 and March 10, 2000, on our audits of the financial statements of Midland National Life Separate Account A, and the financial statements of Midland National Life Insurance Company, respectively. We also consent to the reference of our firm under the caption "Financial" in such Registration Statement.


PRICEWATERHOUSECOOPERS L L P


MINNEAPOLIS, MINNESOTA
April 20, 2000

PWCVSL.txt